                                                           File No. 2-82587
                                                           File No. 811-3695

                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C.  20549

                                 Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

            Pre-Effective Amendment No. _____
            Post-Effective Amendment No. 28

                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     X

                     Amendment No. 27

WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC.
-------------------------------------------------------------------------
                  (Exact Name as Specified in Charter)

6300 Lamar Avenue, Overland Park, Kansas                       66202-4200
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        (Address of Principal Executive Office)       (Zip Code)

Registrant's Telephone Number, including Area Code  (913) 236-2000

Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
-------------------------------------------------------------------------
                 (Name and Address of Agent for Service)

It is proposed that this filing will become effective

         _____  immediately upon filing pursuant to paragraph (b)
         __X__  on October 29, 2001 pursuant to paragraph (b)
         _____  60 days after filing pursuant to paragraph (a)(1)
         _____  on (date) pursuant to paragraph (a)(1)
         _____  75 days after filing pursuant to paragraph (a)(2)
         _____  on (date) pursuant to paragraph (a)(2) of Rule 485
         _____  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

==================================================================

                 DECLARATION REQUIRED BY RULE 24f-2 (a)(1)

     The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 (a)(1). Notice for the
Registrant's fiscal year ending June 30, 2001 was filed on September 28,
2001.

Waddell & Reed Advisors Funds

EQUITY FUNDS

Accumulative Fund
International Growth Fund
New Concepts Fund
Science and Technology Fund
Small Cap Fund
Vanguard Fund

The Securities and Exchange Commission has not approved  or disapproved the
Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus
October 29, 2001

CONTENTS

    AN OVERVIEW OF THE FUNDS
    ACCUMULATIVE FUND
    INTERNATIONAL GROWTH FUND
    NEW CONCEPTS FUND
    SCIENCE AND TECHNOLOGY FUND
    SMALL CAP FUND
    VANGUARD FUND
    INVESTMENT PRINCIPLES OF THE FUNDS
      Investment Goals, Principal Strategies and Other Investments
      Risk Considerations of Principal Strategies and Other Investments
    YOUR ACCOUNT
      Choosing a Share Class
      Ways to Set Up Your Account
      Buying Shares
      Selling Shares
      Distributions and Taxes
    THE MANAGEMENT OF THE FUNDS
      Portfolio Management
      Management Fee
    FINANCIAL HIGHLIGHTS

AN OVERVIEW OF THE FUNDS

Waddell & Reed Advisors Accumulative Fund

GOALS

(formerly United Accumulative Fund[SM]) seeks capital growth, with current income as a secondary goal.

Principal Strategies

Accumulative Fund invests primarily in common stocks of large-cap U.S. and foreign companies. The Fund may invest in companies of any size and of any industry in order to achieve its primary goal of growth. The Fund may periodically emphasize a blend of value and growth potential in selecting stocks. Value stocks are those that Waddell & Reed Investment Management
Company (WRIMCO), the Fund's investment manager, believes are currently selling below their true worth. A stock has growth potential if, in WRIMCO's opinion, the earnings of the company are likely to grow faster than the economy.

WRIMCO attempts to select securities with appreciation possibilities by looking at many factors, including:

*   stability and predictability of earnings growth

*   acceleration of earnings and/or revenue

*   improvement in profitability

*   potential turnaround opportunities

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential.
WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Accumulative
Fund. These include:

*   the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy

*   adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
    Fund's holdings to fall as part of a broad market decline

*   the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*   WRIMCO's skill in evaluating and selecting securities for the Fund

Market risk for small to medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies, and growth stocks in general, may experience volatile trading and price fluctuations.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Accumulative Fund is designed for investors seeking long-term investment growth not by seeking to maximize the upside potential of the market but rather by seeking to reduce potential risk in a declining market. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Accumulative Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*   The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

*   The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

*   The performance table shows average annual total returns for each class and compares them to the market indicators listed.

*   The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year (%)

1991       24.72%
1992       14.04%
1993        9.06%
1994        0.04%
1995       34.21%
1996       12.18%
1997       29.58%
1998       22.62%
1999       25.72%
2000       20.16%

In the period shown in the chart, the highest quarterly return was 24.90%
(the fourth quarter of 1999) and the lowest quarterly return was -8.47% (the third quarter of 1999). The Class A return for the year through September
30, 2001 was -21.44%.

Average Annual Total Returns
as of December 31, 2000 (%)   1 Year    5 Years   10 Years  Life of Class[1]

Class A Shares of
  Accumulative Fund           13.25%    20.47%    18.03%
S&P 500 Index                 -9.18%    18.35%    17.47%
Lipper Multi-Cap Core Funds
  Universe Average            -2.96%    15.92%    16.27%

Class B Shares of
  Accumulative Fund           15.22%                        32.68%
S&P 500 Index                 -9.18%    18.35%    17.47%    -1.61%
Lipper Multi-Cap Core Funds
  Universe Average            -2.96%    15.92%    16.27%    7.00%

Class C Shares of
  Accumulative Fund           18.81%                        34.29%
S&P 500 Index                 -9.18%    18.35%    17.47%    -1.61%
Lipper Multi-Cap Core Funds
  Universe Average            -2.96%    15.92%    16.27%    7.00%

Class Y Shares of
  Accumulative Fund           20.39%    22.07%              22.45%
S&P 500 Index                 -9.18%    18.35%    17.47%    19.04%
Lipper Multi-Cap Core Funds
  Universe Average            -2.96%    15.92%    16.27%    15.97%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.

[1]Since October 4, 1999 for Class B shares, October 6, 1999 for Class C shares and July 11, 1995 for Class Y shares. Because each Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from October 31, 1999 (Class B and C) and July 31,
1995 (Class Y).

FEES AND EXPENSES

Accumulative Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from      Class A   Class B   Class C   Class Y
your investment)              Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)            5.75%     None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)             None[2]   5%        1%        None

Annual Fund Operating Expenses
(expenses that are deducted   Class A   Class B   Class C   Class Y
from Fund assets)             Shares    Shares    Shares    Shares

Management Fees               0.66%     0.66%     0.66%     0.66%
Distribution and Service
  (12b-1) Fees                0.25%     1.00%     1.00%     None
Other Expenses[3]             0.13%     0.45%     0.44%     0.17%
Total Annual Fund
  Operating Expenses          1.04%     2.11%     2.10%     0.83%

[1]The contingent deferred sales charge (CDSC) which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Expense ratios are based on Fund-level expenses for the fiscal period ended June 30, 2001. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:             1 Year    3 Years   5 Years   10 Years

Class A Shares                $675      $887      $1,116    $1,773
Class B Shares                $614      $961      $1,234    $2,166[1]
Class C Shares                $213      $658      $1,129    $2,431
Class Y Shares                $ 85      $265      $ 460     $1,025

If shares are not redeemed
at end of period:             1 Year    3 Years   5 Years   10 Years

Class A Shares                $675      $887      $1,116    $1,773
Class B Shares                $214      $661      $1,134    $2,166[1]
Class C Shares                $213      $658      $1,129    $2,431
Class Y Shares                $ 85      $265      $ 460     $1,025

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

Waddell & Reed Advisors International Growth Fund, Inc.

GOALS

(formerly United International Growth Fund, Inc.[SM]) seeks, as a primary goal, long-term appreciation of capital. As a secondary goal, the Fund seeks current income.

Principal Strategies

International Growth Fund seeks to achieve its goals by investing primarily in common stocks of foreign companies that WRIMCO believes have the potential for long-term growth represented by economic expansion within a country or region, as well as the privatization and/or the restructuring of particular industries. The Fund emphasizes growth stocks, which are securities of companies whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund primarily invests in issuers of developed countries, and the Fund may invest in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the
Fund's portfolio. These include:

*   a company's growth and earnings potential

*   management of the company

*   industry position of the company

*   strength of the industry

*   applicable economic, market and political conditions of the country in which the company is located

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer's country. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of International
Growth Fund. These include:

*   changes in foreign exchange rates, which may affect the value of the securities the Fund holds

*   adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
    Fund's holdings to fall as part of a broad market decline

*   the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds

*   WRIMCO's skill in evaluating and selecting securities for the Fund

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult.
There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investment choices.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

International Growth Fund is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

International Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*   The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

*   The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

*   The performance table shows average annual total returns for each class and compares them to the market indicators listed.

*   The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year (%)

1991       19.27%
1992       -0.67%
1993       46.56%
1994        1.81%
1995        8.09%
1996       18.23%
1997       17.38%
1998       21.41%
1999       57.04%
2000      -24.94%

In the period shown in the chart, the highest quarterly return was 46.67%
(the fourth quarter of 1999) and the lowest quarterly return was -17.30%
(the third quarter of 1998). The Class A return for the year through
September 30, 2001 was -24.50%.

Average Annual Total Returns
as of December 31, 2000 (%)   1 Year    5 Years   10 Years  Life of Class[1]

Class A Shares of
  International Growth Fund     -29.25%   13.36%    13.52%
Morgan Stanley Capital
  International E.A.FE. Index   -14.17%   7.13%     8.24%
Lipper International Funds
  Universe Average              -15.60%   9.09%     9.59%

Class B Shares of
  International Growth Fund     -28.11%                       2.35%
Morgan Stanley Capital
  International E.A.FE. Index   -14.17%   7.13%     8.24%     -2.76%
Lipper International Funds
  Universe Average              -15.60%   9.09%     9.59%     1.38%

Class C Shares of
  International Growth Fund     -25.67%                       5.01%
Morgan Stanley Capital
  International E.A.FE. Index   -14.17%   7.13%     8.24%     -2.76%
Lipper International Funds
  Universe Average              -15.60%   9.09%     9.59%     1.38%

Class Y Shares of
  International Growth Fund     -24.72%   15.05%              13.48%
Morgan Stanley Capital
  International E.A.FE. Index   -14.17%   7.13%     8.24%     7.59%
Lipper International Funds
  Universe Average              -15.60%   9.09%     9.59%     8.88%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.

[1]Since October 4, 1999 for Class B shares, October 5, 1999 for Class C shares and September 27, 1995 for Class Y shares. Because each Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from October 31, 1999 (Class B and C) and
September 30, 1995 (Class Y).

FEES AND EXPENSES

International Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from      Class A   Class B   Class C   Class Y
your investment)              Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)            5.75%     None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)             None[2]   5%        1%        None

Annual Fund Operating Expenses
(expenses that are deducted   Class A   Class B   Class C   Class Y
from Fund assets)             Shares    Shares    Shares    Shares

Management Fees                 0.84%     0.84%     0.84%     0.84%
Distribution and Service
  (12b-1) Fees                  0.25%     1.00%     1.00%     None
Other Expenses[3]               0.34%     0.92%     0.75%     0.26%
Total Annual Fund
  Operating Expenses            1.43%     2.76%     2.59%     1.10%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For
Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect the change in accounting services fees and shareholder servicing fees effective September 1, 2000; otherwise, expense ratios are based on other Fund-level expenses of the Fund for the fiscal year ended
June 30, 2001. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:             1 Year    3 Years   5 Years   10 Years

Class A Shares                $712      $1,001    $1,312    $2,190
Class B Shares                $679      $1,156    $1,559    $2,766[1]
Class C Shares                $262      $ 805     $1,375    $2,925
Class Y Shares                $112      $ 350     $ 606     $1,340

If shares are not redeemed
at end of period:             1 Year    3 Years   5 Years   10 Years

Class A Shares                $712      $1,001    $1,312    $2,190
Class B Shares                $279      $ 856     $1,459    $2,766[1]
Class C Shares                $262      $ 805     $1,375    $2,925
Class Y Shares                $112      $ 350     $ 606     $1,340

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

Waddell & Reed Advisors  New Concepts Fund, Inc.

GOAL

(formerly United New Concepts Fund, Inc.[SM]) seeks the growth of your
investment.Principal Strategies

New Concepts Fund seeks to achieve its goal by investing primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid-Cap
Growth Index (Russell Mid-Cap) and that WRIMCO believes offer above-average growth potential.

In selecting companies, WRIMCO may look at a number of factors, such as:

*   new or innovative products or services

*   adaptive or creative management

*   strong financial and operational capabilities to sustain growth

*   market potential

*   profit potential

Generally, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses when buying stocks. For example, WRIMCO may sell a holding if the company no longer meets the desired capitalization range or if the company position weakens in the industry or market. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of New Concepts
Fund. These include:

*   the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*   adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
    Fund's holdings to fall as part of a broad market decline

*   the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy

*   the skill of WRIMCO in evaluating and selecting securities for the Fund

Market risk for medium sized companies may be greater than that for large companies. Medium sized companies may have limited financial resources and less experienced management compared to large companies. Stocks of medium sized companies may experience volatile trading and price fluctuations.

The Fund may invest, to a lesser extent, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

New Concepts Fund is designed for investors who are willing to accept greater risks than are present with many other mutual funds. The Fund is not intended for investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

New Concepts Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compared with those of a broad measure of market performance and a peer group average.

*   The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

*   The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

*   The performance table shows average annual total returns for each class and compares them to the market indicators listed.

*   The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year (%)

1991       89.72%
1992        5.47%
1993       10.75%
1994       11.30%
1995       33.94%
1996        4.57%
1997       16.74%
1998       38.70%
1999       63.42%[1]
2000      -14.97%

In the period shown in the chart, the highest quarterly return was
46.17% (the fourth quarter of 1999) and the lowest quarterly return was -
15.92% (the third quarter of 1998). The Class A return for the year through
September 30, 2001 was -28.79%.

[1]A substantial portion of the Fund's returns during this period is attributable to investments in initial public offerings (IPOs). No assurance can be given that the Fund will continue to be able to invest in IPOs to the same extent as it has in the past or that future IPOs in which the Fund invests will have as equally beneficial impact on performance.

Average Annual Total Returns
as of December 31, 2000 (%)     1 Year   5 Years   10 Years  Life of Class[1]

Class A Shares of
  New Concepts Fund             -19.86%   17.27%    21.83%
Russell Mid-Cap Growth Index    -11.67%   17.80%    18.12%
Lipper Mid-Cap Growth Funds
  Universe Average              -10.01%   16.73%    18.25%

Class B Shares of
  New Concepts Fund             -18.65%                       14.29%
Russell Mid-Cap Growth Index    -11.67%   17.80%    18.12%    12.21%
Lipper Mid-Cap Growth Funds
  Universe Average              -10.01%   16.73%    18.25%    16.78%

Class C Shares of
  New Concepts Fund             -15.88%                       17.12%
Russell Mid-Cap Growth Index    -11.67%   17.80%    18.12%    12.21%
Lipper Mid-Cap Growth Funds
  Universe Average              -10.01%   16.73%    18.25%    16.78%

Class Y Shares of
  New Concepts Fund             -14.67%   19.05%              18.11%
Russell Mid-Cap Growth Index    -11.67%   17.80%    18.12%    17.49%
Lipper Mid-Cap Growth Funds
  Universe Average              -10.01%   16.73%    18.25%    16.70%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

[1]Since October 4, 1999 for Class B shares and Class C shares and September
6, 1995 for Class Y shares. Because each Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from October 31, 1999 (Class B and C) and August
31, 1995 (Class Y).

FEES AND EXPENSES

New Concepts Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from      Class A   Class B   Class C   Class Y
your investment)              Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)            5.75%     None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)             None[2]   5%        1%        None

Annual Fund Operating Expenses
(expenses that are deducted   Class A   Class B   Class C   Class Y
from Fund assets)             Shares    Shares    Shares    Shares

Management Fees                 0.84%     0.84%     0.84%     0.84%
Distribution and
  Service (12b-1) Fees          0.25%     1.00%     1.00%     None
Other Expenses[3]               0.35%     0.81%     0.79%     0.23%
Total Annual Fund
  Operating Expenses            1.44%     2.65%     2.63%     1.07%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For
Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Expense ratios are based on Fund-level expenses for the fiscal period ended June 30, 2001. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:             1 Year    3 Years   5 Years   10 Years

Class A Shares                $713      $1,004    $1,317    $2,200
Class B Shares                $668      $1,123    $1,505    $2,686[1]
Class C Shares                $266      $ 817     $1,395    $2,964
Class Y Shares                $109      $ 340     $ 590     $1,306

If shares are not redeemed
at end of period:             1 Year    3 Years   5 Years   10 Years

Class A Shares                $713      $1,004    $1,317    $2,200
Class B Shares                $268      $ 823     $1,405    $2,686[1]
Class C Shares                $266      $ 817     $1,395    $2,964
Class Y Shares                $109      $ 340     $ 590     $1,306

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

Waddell & Reed Advisors Science and Technology Fund

GOAL

(formerly United Science and Technology Fund[SM]) seeks long-term capital growth.

Principal Strategies

Science and Technology Fund seeks to achieve its goal of growth by concentrating its investments primarily in the equity securities of U.S. and foreign science and technology companies. Science and technology companies are companies whose products, processes or services, in the opinion of
WRIMCO, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industry. The Fund may invest in companies of any size.

WRIMCO typically emphasizes growth potential in selecting stocks; that is,
WRIMCO seeks companies in which earnings are likely to grow faster than the economy. WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:

*    growth potential

*    earnings potential

*    management

*    industry position

*    applicable economic and market conditions

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Science and
Technology Fund. These include:

*   the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries

*   the volatility of securities of science and technology companies due, in part, to the competitiveness of the industry

*   rapid obsolescence of products or processes of companies in which the
    Fund invests

*   government regulation in the science and technology industry

*   the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*   adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
    Fund's holdings to fall as part of a broad market decline

*   WRIMCO's skill in evaluating and selecting securities for the Fund

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies may experience volatile trading and price fluctuations.

The Fund may invest, to a lesser extent, in foreign securities. Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed Fund that concentrates in securities of science and technology companies. This Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Science and Technology Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*   The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

*   The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

*   The performance table shows average annual total returns for each class and compares them to the market indicators listed.

*   The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year (%)

1991       60.66%
1992       -4.03%
1993        8.51%
1994        9.78%
1995       55.37%
1996        8.35%
1997        7.22%
1998       59.31%
1999      102.93%
2000      -13.97%

In the period shown in the chart, the highest quarterly return was 61.66%
(the fourth quarter of 1999) and the lowest quarterly return was -17.53%
(the second quarter of 2000). The Class A return for the year through
September 30, 2001 was -25.52%.

Average Annual Total Returns
as of December 31, 2000 (%)   1 Year    5 Years   10 Years  Life of Class[1]

Class A Shares of
  Science and Technology Fund   -18.91%   24.95%    24.03%
Goldman Sachs Technology
  Industry Composite Index      -37.84%
Lipper Science and Technology
  Funds Universe Average        -33.81%   23.42%    26.00%

Class B Shares of
  Science and Technology Fund   -17.34%                       24.57%
Goldman Sachs Technology
  Industry Composite Index      -37.84%                       -12.80%
Lipper Science and Technology
Funds Universe Average          -33.81%   23.42%    26.00%    -2.11%

Class C Shares of
  Science and Technology Fund   -15.01%                       27.20%
Goldman Sachs Technology
  Industry Composite Index      -37.84%                       -12.80%
Lipper Science and Technology
  Funds Universe Average        -33.81%   23.42%    26.00%    -2.11%

Class Y Shares of
  Science and Technology Fund   -13.80%                       26.37%
Goldman Sachs Technology
  Industry Composite Index      -37.84%
Lipper Science and Technology
  Funds Universe Average        -33.81%   23.42%    26.00%    23.26%

The index shown is a broad-based, securities market index that is unmanaged.
The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

[1]Since October 4, 1999 for Class B shares and Class C shares and February
27, 1996 for Class Y shares. Because each Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from October 31, 1999 (Class B and C) and February 29, 1996
(Class Y).

FEES AND EXPENSES

Science and Technology Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from      Class A   Class B   Class C   Class Y
your investment)              Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)            5.75%     None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)             None[2]   5%        1%        None

Annual Fund Operating Expenses
(expenses that are deducted   Class A   Class B   Class C   Class Y
from Fund assets)             Shares    Shares    Shares    Shares

Management Fees                 0.83%     0.83%     0.83%     0.83%
Distribution and Service
  (12b-1) Fees                  0.25%     1.00%     1.00%     None
Other Expenses[3]               0.23%     0.85%     0.86%     0.18%
Total Annual Fund
  Operating Expenses            1.31%     2.68%     2.69%     1.01%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For
Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Expense ratios are based on Fund-level expenses for the fiscal period ended June 30, 2001. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:             1 Year    3 Years   5 Years   10 Years

Class A Shares                $701      $ 966     $1,252    $2,063
Class B Shares                $671      $1,132    $1,520    $2,677[1]
Class C Shares                $272      $ 835     $1,425    $3,022
Class Y Shares                $103      $ 322     $ 558     $1,236

If shares are not redeemed
at end of period:             1 Year    3 Years   5 Years   10 Years

Class A Shares                $701      $966      $1,252    $2,063
Class B Shares                $271      $832      $1,420    $2,677[1]
Class C Shares                $272      $835      $1,425    $3,022
Class Y Shares                $103      $322      $ 558     $1,236

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

Waddell & Reed Advisors Small Cap Fund, Inc.

GOAL
(formerly United Small Cap Fund, Inc.[SM]) seeks growth of capital.

Principal Strategies

Small Cap Fund seeks to achieve its goal by investing primarily in common stocks of domestic and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper,
Inc. Small Cap Category (small cap stocks). The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting companies, WRIMCO seeks companies whose earnings, it believes, are likely to grow faster than the economy. WRIMCO may look at a number of factors regarding a company, such as:

*   aggressive or creative management

*   technological or specialized expertise

*   new or unique products or services

*   entry into new or emerging industries

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Small Cap
Fund. These include:

*   the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*   the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries

*   adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
    Fund's holdings to fall as part of a broad market decline

*   WRIMCO's skill in evaluating and selecting securities for the Fund

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

The Fund may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

*   products offered may fail to sell as anticipated

*   a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry

*   the company may never achieve profitability

*   economic, market and technological factors may cause the new industry itself to lose favor with the public

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Small Cap Fund is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Small Cap Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for the period shown compare with those of a broad measure of market performance and a peer group average.

*   The bar chart presents the average annual total returns for Class A and shows the performance for the past calendar year.

*   The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

*   The performance table shows average annual total returns for each class and compares them to the market indicators listed.

*   The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year (%)

2000       2.86%

In the period shown in the chart, the highest quarterly return was 17.37%
(the first quarter of 2000) and the lowest quarterly return was -8.43% (the fourth quarter of 2000). The Class A return for the year through September
30, 2001 was -17.95%.

Average Annual Total Returns
as of December 31, 2000 (%)                        1 Year    Life of Class[1]

Class A Shares of Small Cap Fund                   -3.05%    15.60%
Russell 2000 Growth Index                         -22.36%     0.84%
Lipper Small-Cap Growth Funds Universe Average     -4.95%    20.86%

Class B Shares of Small Cap Fund                   -1.99%    16.97%
Russell 2000 Growth Index                         -22.36%     0.84%
Lipper Small-Cap Growth Funds Universe Average     -4.95%    20.86%

Class C Shares of Small Cap Fund                    1.95%    20.20%
Russell 2000 Growth Index                         -22.36%     0.84%
Lipper Small-Cap Growth Funds Universe Average     -4.95%    20.86%

Class Y Shares of Small Cap Fund                    3.33%    21.85%
Russell 2000 Growth Index                         -22.36%     0.84%
Lipper Small-Cap Growth Funds Universe Average     -4.95%    20.86%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

[1]Since October 4, 1999 for each Class. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance for each Class is calculated from October 31, 1999.

FEES AND EXPENSES

Small Cap Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from      Class A   Class B   Class C   Class Y
your investment)              Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)            5.75%     None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)             None[2]   5%        1%        None

Annual Fund Operating Expenses
(expenses that are deducted   Class A   Class B   Class C   Class Y
from Fund assets)             Shares    Shares    Shares    Shares

Management Fees                 0.85%     0.85%     0.85%     0.85%
Distribution and Service
  (12b-1) Fees                  0.25%     1.00%     1.00%     None
Other Expenses[3]               0.50%     0.77%     0.64%     0.25%
Total Annual Fund
  Operating Expenses            1.60%     2.62%     2.49%     1.10%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For
Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect the change in accounting services fees and shareholder servicing fees effective September 1, 2000; otherwise, expense ratios are based on other Fund-level expenses of the Fund for the fiscal year ended
June 30, 2001. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:             1 Year    3 Years   5 Years   10 Years

Class A Shares                $728      $1,051    $1,396    $2,366
Class B Shares                $665      $1,114    $1,490    $2,703[1]
Class C Shares                $252      $ 776     $1,326    $2,826
Class Y Shares                $112      $ 350     $ 606     $1,340

If shares are not redeemed
at end of period:             1 Year    3 Years   5 Years   10 Years

Class A Shares                $728      $1,051    $1,396    $2,366
Class B Shares                $265      $ 814     $1,390    $2,703[1]
Class C Shares                $252      $ 776     $1,326    $2,826
Class Y Shares                $112      $ 350     $ 606     $1,340

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

Waddell & Reed Advisors Vanguard Fund, Inc.

GOAL

(formerly United Vanguard Fund, Inc.[SM]) seeks the appreciation of your investment.

Principal Strategies

Vanguard Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stock issued by growth-oriented large to medium sized U.S. and foreign companies that WRIMCO believes have appreciation possibilities. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in companies of any size.

WRIMCO attempts to select securities with appreciation possibilities by looking at many factors. These include:

*   the company's market position, product line, technological position and prospects for increased earnings

*   the management capability of the company being considered

*   the short-term and long-term outlook for the industry being analyzed

*   changes in economic and political conditions

WRIMCO may also analyze the demands of investors for the security relative to its price. Securities may be chosen when WRIMCO anticipates a development that might have an effect on the value of a security.

In general, WRIMCO may sell a security if it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Vanguard Fund.
These include:

*   the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*   the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy

*   adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
    Fund's holdings to fall as part of a broad market decline

*   the skill of WRIMCO in evaluating and selecting securities for the Fund

Market risk for medium sized companies may be greater than the market risk for large companies. Such companies are more likely to have limited financial resources and inexperienced management. As well, stock of these companies may experience volatile trading and price fluctuations.

The Fund may invest a portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Vanguard Fund is designed for investors seeking long-term investment growth.
You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Vanguard Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*   The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

*   The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

*   The performance table shows average annual total returns for each class and compares them to the market indicators listed.

*   The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year (%)

1991       28.14%
1992        2.61%
1993       14.25%
1994        6.16%
1995       24.73%
1996        7.54%
1997       19.77%
1998       31.21%
1999       43.91%
2000       -1.07%

In the period shown in the chart, the highest quarterly return was 31.10%
(the fourth quarter of 1999) and the lowest quarterly return was -14.06%
(the fourth quarter of 2000). The Class A return for the year through
September 30, 2001 was -33.17%.

Average Annual Total Returns
as of December 31, 2000 (%)     1 Year    5 Years   10 Years  Life of Class[1]

Class A Shares of
  Vanguard Fund                 -6.76%    17.79%    16.28%
S&P 500 Index                   -9.18%    18.35%    17.47%
Lipper Large-Cap Growth
  Funds Universe Average        -16.25%   18.10%    16.96%

Class B Shares of
  Vanguard Fund                 -5.40%                        15.89%
S&P 500 Index                   -9.18%    18.35%    17.47%    -1.61%
Lipper Large-Cap Growth
  Funds Universe Average        -16.25%   18.10%    16.96%    0.19%

Class C Shares of
  Vanguard Fund                 -2.05%                        18.94%
S&P 500 Index                   -9.18%    18.35%    17.47%    -1.61%
Lipper Large-Cap Growth
  Funds Universe Average        -16.25%   18.10%    16.96%    0.19%

Class Y Shares of
  Vanguard Fund                 -0.82%    19.45%              17.53%
S&P 500 Index                   -9.18%    18.35%    17.47%    18.70%
Lipper Large-Cap Growth
  Funds Universe Average        -16.25%   18.10%    16.96%    17.40%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

[1]Since October 4, 1999 for Class B shares and Class C shares and September
8, 1995 for Class Y shares. Because each Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from October 31, 1999 (Class B and C) and
September 30, 1995 (Class Y).

FEES AND EXPENSES

Vanguard Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from      Class A   Class B   Class C   Class Y
your investment)              Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)            5.75%     None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)             None[2]   5%        1%        None

Annual Fund Operating Expenses
(expenses that are deducted    Class A   Class B   Class C   Class Y
from Fund assets)              Shares    Shares    Shares    Shares

Management Fees                 0.66%     0.66%     0.66%     0.66%
Distribution and
  Service (12b-1) Fees          0.25%     1.00%     1.00%     None
Other Expenses[3]               0.19%     0.61%     0.61%     0.17%
Total Annual Fund
  Operating Expenses            1.10%     2.27%     2.27%     0.83%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For
Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Expense ratios are based on Fund-level expenses for the fiscal period ended June 30, 2001. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:             1 Year    3 Years   5 Years   10 Years

Class A Shares                $681      $ 905     $1,146    $1,838
Class B Shares                $630      $1,009    $1,315    $2,308[1]
Class C Shares                $230      $ 709     $1,215    $2,605
Class Y Shares                $ 85      $ 265     $ 460     $1,025

If shares are not redeemed
at end of period:             1 Year    3 Years   5 Years   10 Years

Class A Shares                $681      $905      $1,146    $1,838
Class B Shares                $230      $709      $1,215    $2,308[1]
Class C Shares                $230      $709      $1,215    $2,605
Class Y Shares                $ 85      $265      $ 460     $1,025

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

THE INVESTMENT PRINCIPLES OF THE FUNDS

Investment Goals, Principal Strategies and Other Investments

Waddell & Reed Advisors Accumulative Fund

The primary goal of Accumulative Fund is capital growth. As a secondary goal, the Fund seeks current income. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of U.S. and foreign companies, the risks of which are, in WRIMCO's opinion, consistent with the Fund's goals. Generally, the Fund invests in companies with large market capitalizations that, in WRIMCO's opinion, have slightly higher market volatility and slightly higher growth rates than other stocks. There is no guarantee, however, that the Fund will achieve its goals.

As a temporary defensive measure, at times when WRIMCO believes that common stocks do not offer a good investment opportunity, the Fund may hold up to all of its assets in: cash; debt securities, typically of investment grade, including bonds rated BBB or higher by Standard & Poor's (S&P) or Baa or higher by Moody's Corporation (Moody's) or, if unrated, deemed by WRIMCO to be of comparable quality; preferred stock; or common stocks that WRIMCO chooses because the securities are less volatile rather than for their growth potential. By taking a temporary defensive position in any of these ways, the Fund may not achieve its investment objectives.

Waddell & Reed & Reed Advisors International Growth Fund

The primary goal of International Growth Fund is long-term capital appreciation, with current income as a secondary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks of growth-oriented foreign issuers. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years. The Fund may also invest, to a lesser extent, in preferred stocks and debt securities. The debt securities may be of any maturity and will typically be investment grade. There is no guarantee, however, that the
Fund will achieve its goals.

Under normal conditions, the Fund invests at least 80% of its total assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country.

When WRIMCO believes that a temporary defensive position is desirable, it may invest up to all of the Fund's assets in debt securities including commercial paper or short-term U.S. Government securities, preferred stocks, or both; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; it may use forward currency contracts to hedge specific foreign currencies;
and it may also invest up to all of the Fund's assets in domestic securities. By taking a temporary defensive position, the Fund may not achieve its investment objectives.

Waddell & Reed Advisors New Concepts Fund

The goal of New Concepts Fund is the growth of your investment. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell
Mid-Cap and that WRIMCO believes offer above-average growth potential. For this purpose, the Fund considers a company's capitalization at the time the
Fund acquires the company's securities, and the company need not be listed in the Russell Mid-Cap. Companies whose capitalization falls outside the range of the Russell Mid-Cap after purchase continue to be considered medium capitalization companies for purpose of the Fund's investment policy. There is no guarantee, however, that the Fund will achieve its goal.

In addition to common stocks, the Fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade. The Fund may also invest up to 10% of its total assets in foreign securities, but only those that are exchange-traded or quoted on an automatic quotations system; represented by U.S.-traded American Depository
Receipts; or issued or guaranteed by a foreign government (or any of its subdivisions, agencies or instrumentalities).

When WRIMCO believes that a temporary defensive position is desirable, the
Fund may invest up to all of its assets in debt securities including commercial paper and short-term securities issued by the U.S. Government or its agencies or instrumentalities, preferred stocks or both. As well, the
Fund may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. The Fund may also use options and futures contracts for defensive purposes. By taking a defensive position the Fund may not achieve its investment objective.

Waddell & Reed Advisors Science and Technology Fund

The goal of Science and Technology Fund is long-term capital growth. The
Fund seeks to achieve this goal by investing primarily in a diversified portfolio of science and technology companies. Science and technology companies are companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. Under normal economic and market conditions, the Fund will not invest more than
20% of its total assets in securities other than those of science or technology companies or companies that benefit from the application of science and/or technology innovations. There is no guarantee, however, that the Fund will achieve its goal.

The Fund may invest in such areas as:

*   aerospace and defense electronics

*   biotechnology

*   business machines

*   cable and broadband access

*   communications and electronic equipment

*   computer software and services

*   computer systems

*   electronics and energy

*   electronic media

*   genomics

*   internet and internet-related services

*   medical devices and drugs

*   medical and hospital supplies and services

*   office equipment and supplies

The Fund primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The
Fund may also invest a limited amount of its assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade. The Fund may also invest in options and futures contracts for hedging purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

Waddell & Reed Advisors Small Cap Fund

The goal of Small Cap Fund is growth of capital. The Fund seeks to achieve its goal by investing primarily in small cap common stocks of companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The Fund may occasionally invest in securities of larger companies that, in WRIMCO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above average growth.

The Fund considers a company's capitalization at the time the Fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of the Lipper, Inc. Small Cap Category after purchase will not be sold solely because of its increased capitalization. The Fund will, under normal market conditions, invest at least 65% of its total assets in small cap stocks. There is no guarantee, however, that the Fund will achieve its goal.

In addition to common stocks, the Fund may invest in securities convertible into common stocks, preferred stocks and debt securities, mostly of investment grade. The Fund may also invest not more than 10% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the
Fund may invest up to all of its assets in debt securities including commercial paper or short-term U.S. Government securities, preferred stocks, or both. The Fund may also invest in more established companies, those with longer operating histories than many small cap companies. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Waddell & Reed Advisors Vanguard Fund

The goal of Vanguard Fund is the appreciation of your investment. The Fund seeks to achieve this goal through a diversified holding of securities, primarily those issued by large to medium sized U.S. and foreign companies that WRIMCO believes have appreciation possibilities. There is no guarantee, however, that the Fund will achieve its goal.

The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stock, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Fund may invest up to 20% of its total assets in foreign securities.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in either debt securities which may include money market instruments held as cash reserves, preferred stocks or both. The Fund may also use options and futures contracts for defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.

All Funds

Each Fund may also invest in and use other types of instruments in seeking to achieve its goal(s). For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in each Fund's
Statement of Additional Information (SAI).

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. Each Fund is subject to equity risk and other market risk, financial risk and, in some cases, prepayment risk.

*   Market risk is the possibility of a change in the price of the security. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. A Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. To the extent a Fund invests in fixed income securities, the price of a fixed income security may be affected by changes in interest rates. Bonds with longer maturities are more interest-rate sensitive.
    For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of a Fund will likely change as well.

*   Financial risk is based on the financial situation of the issuer of the security. To the extent a Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

*   Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of each Fund's authorized investments and strategies (such as foreign securities, junk bonds and derivative instruments) involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

Waddell & Reed Advisors Accumulative Fund and Waddell & Reed Advisors
International Growth Fund, Inc. may actively trade securities in seeking to achieve their goals. Doing so may increase each Fund's transaction costs
(which may reduce its performance) and increase distributions paid by the
Fund, which may increase your taxable income.

YOUR ACCOUNT

Choosing a Share Class

Each Fund offers four classes of shares: Class A, Class B, Class C and Class
Y. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor.
Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class B and Class C shares are not available for investments of $2 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A                    Class B                      Class C

Initial sales charge       No initial sales charge      No initial sales charge

No deferred sales          Deferred sales charge on     A 1% deferred sales
charge[1]                  shares you sell within six   charge on shares you
                           years after purchase         sell within twelve
                                                        months after purchase

Maximum distribution       Maximum distribution         Maximum distribution
and service (12b-1) fees   and service (12b-1) fees     and service (12b-1)
of 0.25%                   of 1.00%                     fees of 1.00%

For an investment of       Converts to Class A shares   Does not convert to
$2 million or more,        8 years after the month      Class A shares, so
only Class A shares        in which the shares were     annual expenses do
are available              purchased, thus reducing     not decrease
                           future annual expenses

                           For an investment of
                           $300,000 or more, your
                           financial advisor
                           typically will recommend
                           purchase of Class A shares
                           due to a reduced sales
                           charge and lower annual
                           expenses

[1]A 1% CDSC may apply to purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to
Rule 12b-1 under the Investment Company Act of 1940, as amended, for each of its Class A, Class B and Class C shares. Under the Class A Plan, a Fund may pay Waddell & Reed, Inc. (Waddell & Reed) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed for, either directly or through third parties, the amounts it spends for distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the shares of that class to compensate
Waddell & Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the shares of that class to compensate
Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to Waddell & Reed by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by Waddell & Reed with respect to the Fund's
Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the NASD rules as then in effect. Because the fees of a class are paid out of the assets of that class on an ongoing basis, over time such fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. Class
A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

                                                  Sales Charge  Reallowance
                                                  as Approx.    to Dealers
                                 Sales Charge     Percent of    as Percent
                                 as Percent of    Amount        of Offering
 Size of Purchase                Offering Price   Invested      Price

Under $100,000                      5.75%           6.10%         5.00%
$100,000 to less than $200,000      4.75            4.99          4.00
$200,000 to less than $300,000      3.50            3.63          2.80
$300,000 to less than $500,000      2.50            2.56          2.00
$500,000 to less than $1,000,000    1.50            1.52          1.20
$1,000,000 to less than $2,000,000  1.00            1.01          0.75
$2,000,000 and over                 0.00[1]         0.00[1]       0.50

[1]No sales charge is payable at the time of purchase on investments of $2 million or more, although for such investments the Fund may impose a 1% CDSC on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed and its affiliates may pay additional compensation from its own resources to securities dealers based upon the value of shares of a Fund owned by the dealer for its own account or for its customers. Waddell & Reed and its affiliates may also provide compensation from its own resources to securities dealers with respect to shares of the Funds purchased by customers of such dealers without payment of a sales charge.

Sales Charge Reductions and Waivers

Lower sales charges are available by:

*   Combining additional purchases of Class A shares of any of the funds in
    Waddell & Reed Advisors Funds, W&R Funds, Inc. and/or Waddell & Reed
    InvestEd Portfolios, Inc. except Class A shares of Waddell & Reed
    Advisors Cash Management, Inc., Waddell & Reed Advisors Municipal Money
    Market Fund, Inc. or Class A shares of W&R Funds, Inc. Money Market
    Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value (NAV) of Class A shares already held
    (Rights of Accumulation)

*   Grouping all purchases of Class A shares, except shares of Waddell &
    Reed Advisors Cash Management, Inc., Waddell & Reed Advisors Municipal
    Money Market Fund, Inc. or W&R Funds, Inc. Money Market Fund, made during a thirteen-month period (Letter of Intent)

*   Grouping purchases by certain related persons

Additional information and applicable forms are available from your financial advisor.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

*   The Directors and officers of the Fund or of any affiliated entity of
    Waddell & Reed, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals

*   Until December 31, 2002, clients of Legend Equities Corporation
    (Legend) if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors
    Funds or W&R Funds, Inc. and the purchase is made within sixty (60)
    days of such redemption

*   Retirement plan accounts held in the Waddell & Reed Advisors Retirement
    Plan, offered and distributed by Nationwide Investment Services
    Corporation through Nationwide Trust Company, FSB retirement programs

*   Direct Rollovers from the Waddell & Reed Advisors Retirement Plan

*   Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records

*   Certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of Waddell &
    Reed Advisors Funds, Inc. Accumulative Fund

You will find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to
Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A investments. The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares are not subject to an initial sales charge when you buy them.
However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual
12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased.
Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the
CDSC identified below.

Contingent Deferred Sales Charge
on Shares Sold Within Year    As % of Amount Subject to Charge
          1                             5.0%
          2                             4.0%
          3                             3.0%
          4                             3.0%
          5                             2.0%
          6                             1.0%
          7+                            0.0%

In the table, a year is a 12-month period. In applying the CDSC, all purchases are considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on November 14, 2001, then redeems all Class B shares on November 12, 2002, the shareholder will pay a
CDSC of 4%, the rate applicable to redemptions made within the second year of purchase.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, Class C shares may not be appropriate if you anticipate holding the shares for more than eight (8)
years.

For Class C shares, the CDSC will be applied to the lesser of amount invested or redemption value of shares that have been held for twelve months or less.

The CDSC will not apply in the following circumstances:

*   redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to Waddell & Reed

*   redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended (Code), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-
     exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper

*   redemptions of shares purchased by current or retired Directors of the
    Fund, Directors of affiliated companies, current or retired officers of the Fund, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons

*   redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund (The service and this exclusion from the CDSC do not apply to a one-time withdrawal)

*   redemptions the proceeds of which are reinvested within forty-five (45)
    days in shares of the same class of the Fund as that redeemed

*   the exercise of certain exchange privileges

*   redemptions effected pursuant to each Fund's right to liquidate a shareholder's shares if the aggregate NAV of those shares is less than
    $500

*   redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company acquired pursuant to such reorganization

*   for Class C shares of Waddell & Reed Advisors Funds, Inc. Accumulative
    Fund, redemptions made by shareholders that have purchased shares of this Fund through certain group plans that have selling agreements with
    Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative or recordkeeping services

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

Class Y shares are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

*   participants of employee benefit plans established under section 403(b)
    or section 457, or qualified under section 401 of the Code, including
    401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records

*   banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records

*   government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more

*   certain retirement plans and trusts for employees and financial advisors of Waddell & Reed and its affiliates

*   Waddell & Reed InvestEd Portfolios, Inc.

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and
Education IRAs) may be tax-deductible.

*   Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to $2,000* per taxable year. The maximum annual contribution for an individual and his or her spouse is $4,000* ($2,000 for each spouse) or, if less, the couple's combined earned income for the tax year.

*   IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.

*   Roth IRAs allow certain individuals to make nondeductible contributions up to $2,000* per taxable year. The maximum annual contribution for an individual and his or her spouse is $4,000* ($2,000 for each spouse)
    or, if less, the couple's combined earned income for the taxable year.
    Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

*   Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $500* per taxable year, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

*   Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a profit sharing plan but with fewer administrative requirements.

*   Savings Incentive Match Plans for Employees (SIMPLE Plans) can be
    established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.

*   Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.

*   Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees'
    wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

*   403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.

*   457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

*Note: These limits will increase for years after 2001.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of
Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the
Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your financial advisor for the form.

Buying Shares

You may buy shares of each of the Funds through Waddell & Reed and its financial advisors or through advisors of Legend. Waddell & Reed Advisors
Funds, Inc. Accumulative Fund may also be purchased through non-affiliated third parties that have selling agreements with Waddell & Reed. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check payable to Waddell
& Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

To purchase Class Y shares by wire, you must first obtain an account number by calling 800-532-2783, then mail a completed application to Waddell & Reed at the above address, or fax it to 800-532-2784. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of
Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of
Customers FBO Customer Name and Account Number.

You may also buy Class Y shares of a Fund indirectly through certain broker-
dealers, banks and other third parties, some of which may charge you a fee.
These firms may have additional requirements regarding the purchase of Class
Y shares.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the table.

In the calculation of a Fund's NAV:

*   The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

*   Bonds are generally valued according to prices quoted by an independent pricing service.

*   Short-term debt securities are valued at amortized cost, which approximates market value.

*   Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of
    Directors.

Each Fund is open for business each day the New York Stock Exchange (NYSE)
is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

The Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of each Fund's Board of Directors.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted.
Note the following:

*   All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

*   If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors
    Funds, W&R Funds, Inc. and/or Waddell & Reed InvestEd Portfolios, Inc.
    the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.

*   The Funds do not issue certificates representing Class B, Class C or
    Class Y shares. Waddell & Reed Advisors Small Cap Fund, Inc. does not issue certificates representing any class of shares.

*   If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee)
    has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account                            $500 (per Fund)

For certain exchanges                         $100 (per Fund)

For certain retirement accounts and accounts
opened with Automatic Investment Service      $50 (per Fund)

For certain retirement accounts and accounts
opened through payroll deductions             $25 (per Fund)

To Add to an Account                          Any amount

For certain exchanges                         $100 (per Fund)

For Automatic Investment Service              $25 (per Fund)

For Class Y:

To Open an Account

For a government entity or authority          $10 million
or for a corporation                          (within first twelve months)

For other eligible investors                  Any amount

To Add to an Account                          Any amount

Adding to Your Account

Subject to the minimums described under Minimum Investments, you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, along with a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed
Number 9800007978, Special Account for Exclusive Benefit of Customers FBO
Customer Name and Account Number.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a
Fund) is the NAV per share of that Fund class, subject to any CDSC applicable to Class A, Class B or Class C shares.

To sell shares by written request: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

*    the name on the account registration

*    the Fund's name

*    the Fund account number

*    the dollar amount or number, and the class, of shares to be redeemed

*    any other applicable requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 800-532-2783, or fax your request to 800-532-2784, and give your instructions to redeem your shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.

When you place an order to sell shares, your shares will be sold at the next
NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

*   If more than one person owns the shares, each owner must sign the written request.

*   If you hold a certificate, it must be properly endorsed and sent to the
    Fund.

*   If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored.
    If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

*   Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange
    Commission.

*   Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when a
    Fund's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

*   If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable
    Class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

Special Requirements for Selling Shares

Account Type             Special Requirements

Individual or            The written instructions must be signed by all
Joint Tenant             persons required to sign for transactions, exactly
                         as their names appear on the account.

Sole Proprietorship      The written instructions must be signed by the
                         individual owner of the business.

UGMA, UTMA               The custodian must sign the written instructions
                         indicating capacity as custodian.

Retirement Account       The written instructions must be signed by a properly
                         authorized person.

Trust                    The trustee must sign the written instructions
                         indicating capacity as trustee. If the trustee's name
                         is not in the account registration, provide a currently
                         certified copy of the trust document.

Business or              At least one person authorized by corporate
Organization             resolution to act on the account must sign the
                         written instructions.

Conservator, Guardian    The written instructions must be signed by the
or Other Fiduciary       person properly authorized by court order to act
                         in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

*   a redemption request made by a corporation, partnership or fiduciary

*   a redemption request made by someone other than the owner of record

*   the check is made payable to someone other than the owner of record

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if their aggregate NAV is less than $500. The Fund will give you notice and sixty (60) days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares of that Fund to $500. For
Class B and Class C shares, these redemptions are not subject to the deferred sales charge. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate
NAV of less than $500 due to market forces.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-
five (45) days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in Class
A, Class B or Class C shares of the Fund within forty-five (45) days after such redemption. Waddell & Reed will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment.
For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of a Fund and once as to Class C shares of a Fund.

Payments of principal and interest on loans made pursuant to a 401(a)
qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any of the Waddell &
Reed Advisors Funds in which the plan may invest.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Each
Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If a Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions.
Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service.
Additionally, a toll-free call, 888-WADDELL, connects you to a Client
Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

*   Obtain information about your accounts

*   Obtain price information about other funds in the Waddell & Reed
    Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios,
    Inc.

*   Obtain a Fund's current prospectus

*   Request duplicate statements

Reports

Statements and reports sent to you include the following:

*   confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

*   year-to-date statements (quarterly)

*   annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports of the Funds may be mailed to your household, even if you have more than one account with a Fund. Call the telephone number listed for Client
Services if you need additional copies of annual or semiannual reports or account information.

Exchanges

Except as otherwise noted, you may sell your shares and buy shares of the same Class of another Fund in the Waddell & Reed Advisors Funds, in W&R
Funds, Inc. or in Waddell & Reed InvestEd Portfolios, Inc. without the payment of an additional sales charge if you exchange Class A shares or payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your
Class Y shares of any of the Funds and buy Class Y shares of another Fund.
In addition, exchanging Class Y shareholders in the Waddell & Reed Advisors
Funds may buy Class A shares of Waddell & Reed Advisors Cash Management,
Inc. or Class A shares of Waddell & Reed Advisors Municipal Money Market
Fund, Inc.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

The Funds reserve the right to terminate or modify these exchange privileges at any time as discussed in the SAI.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account

    Minimum Amount               Minimum Frequency
    $25 (per Fund)               Monthly

Funds Plus Service

To move money from Waddell & Reed Advisors Cash Management, Inc. or Waddell
& Reed Advisors Municipal Money Market Fund, Inc. to a Fund whether in the same or a different account in the same class

    Minimum Amount               Minimum Frequency
    $100 (per Fund)              Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, a Fund declares dividends from net investment income at the following times: Accumulative Fund, International Growth Fund, Science and
Technology Fund and Vanguard Fund, semiannually in June and December; and
New Concepts Fund and Small Cap Fund, annually in December. Net capital gains (and any net gains from foreign currency transactions) usually are distributed in December. Ordinarily, dividends are paid on shares starting on the day after the shares are issued and through
the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.   Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.   Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. Dividends from a Fund's investment company taxable income (which includes net short-term gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares.
Distributions of a Fund's net capital gains (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 20% for noncorporate shareholders.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds, W&R Funds, Inc. or
Waddell & Reed InvestEd Portfolios, Inc. generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's
Class A shares through a redemption or exchange within ninety (90) days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Waddell & Reed Advisors Funds,
W&R Funds, Inc. or Waddell & Reed InvestEd Portfolios, Inc. without paying a sales charge due to the forty-five (45) day reinvestment privilege or exchange privilege. See Your Account-Selling Shares. In these cases, any gain on the disposition of the original Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty (30) days before or after redeeming other shares of the Fund
(regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Withholding. Each Fund must withhold at a specified rate (31% through August
5, 2001; 30.5% from August 6, 2001 through the end of 2001; 30.0% for 2002)
of all dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number.
Withholding at that rate also is required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends paid by each Fund attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any
Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in each Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

THE MANAGEMENT OF THE FUNDS

Portfolio Management

Each Fund is managed by WRIMCO, subject to the authority of each Fund's
Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Funds, Inc., W&R Target Funds,
Inc. and Waddell & Reed InvestEd Portfolios, Inc. since the inception of each company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217,
Shawnee Mission, Kansas 66201-9217.

Antonio Intagliata is primarily responsible for the management of Waddell &
Reed Advisors Accumulative Fund. Mr. Intagliata has held his Fund responsibilities since November 1979. He is Senior Vice President of WRIMCO and Vice President of the Fund. Mr. Intagliata has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since
February 1979 and has been an employee of such since June 1973.

Thomas A. Mengel is primarily responsible for the management of Waddell &
Reed Advisors International Growth Fund, Inc. Mr. Mengel has held his Fund responsibilities since May 1996. He is Senior Vice President of WRIMCO, Vice
President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From 1993 to 1996, Mr. Mengel was the President of Sal. Oppenheim jr. & Cie. Securities, Inc.

Kimberly A. Scott is primarily responsible for the management of Waddell &
Reed Advisors New Concepts Fund, Inc. Ms. Scott has held her Fund responsibilities since February 2001. She is Vice President of WRIMCO, Vice
President of the Fund and Vice President of another investment company managed by WRIMCO. Ms. Scott served as an investment analyst with WRIMCO from April 1999 to February 2001. From 1994 to 1999, she was an equity analyst for Bartlett & Company.

Zachary H. Shafran is primarily responsible for the management of Waddell &
Reed Advisors Science and Technology Fund. Mr. Shafran has held his Fund responsibilities since February 2001. He is Senior Vice President of WRIMCO,
Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Shafran has served as the portfolio manager for investment companies managed by WRIMCO since January
1996. He served as an investment analyst with WRIMCO from June 1990 to
January 1996.

Mark G. Seferovich and Grant P. Sarris are primarily responsible for the management of Waddell & Reed Advisors Small Cap Fund, Inc. Mr. Seferovich
has held his Fund responsibilities since the inception of the Fund. He is
Senior Vice President of WRIMCO, Vice President of the Fund and Vice
President of additional investment companies for which WRIMCO serves as investment manager. Mr. Seferovich has served as the portfolio manager of investment companies managed by WRIMCO and its predecessor since February
1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of,
and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO.

Mr. Sarris has held his Fund responsibilities since the inception of the
Fund. He is Senior Vice President of WRIMCO, Vice President of the Fund and
Vice President of additional investment companies for which WRIMCO serves as investment manager. Mr. Sarris served as an investment analyst with WRIMCO and its predecessor from October 1991 to January 1996. From January 1996 to
May 1998, Mr. Sarris served as an assistant portfolio manager for WRIMCO, and since May 1998, he has served as a portfolio manager. Mr. Sarris has been an employee of WRIMCO and its predecessor since October 1991.

Daniel P. Becker is primarily responsible for the management of Waddell &
Reed Advisors Vanguard Fund, Inc. Mr. Becker has held his Fund responsibilities since July 1997. He is Senior Vice President of WRIMCO and
Vice President of the Fund. From January 1995 to March 1998, Mr. Becker was
Vice President of, and a portfolio manager for, Waddell & Reed Asset
Management Company. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations.
Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

for Waddell & Reed Advisors Accumulative Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal period ended June 30, 2001 were 0.33% (0.66% on an annualized basis)

for Waddell & Reed Advisors International Growth Fund, Inc., 0.85% of net
assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76%
of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended June 30, 2001 were 0.84%

for Waddell & Reed Advisors New Concepts Fund, Inc., 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion; and 0.76% of net assets over $3 billion. Management fees for the Fund as a percent of the
Fund's net assets for the fiscal period ended June 30, 2001 were 0.21%
(0.84% on an annualized basis)

for Waddell & Reed Advisors Science and Technology Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion,
0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. Management fees for the Fund as a percent of the
Fund's net assets for the fiscal period ended June 30, 2001 were 0.41%
(0.83% on an annualized basis)

for Waddell & Reed Advisors Small Cap Fund, Inc., 0.85% of net assets up to
$1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80%
of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended June 30, 2001 were 0.85%

for Waddell & Reed Advisors Vanguard Fund, Inc., 0.70% of net assets up to
$1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60%
of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal period ended June 30, 2001 were 0.50% (0.66% on an annualized basis)

WRIMCO has voluntarily agreed to waive its management fee for any day that a
Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.

Waddell & Reed Advisors Accumulative Fund

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal period ended June 30, 2001, is included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period:

                          For the
                           fiscal
                           period          For the fiscal year
                            ended           ended December 31,
                          6/30/01     2000    1999     1998     1997     1996
Class A Per-Share Data

Net asset value,
  beginning of period      $8.50     $9.14    $8.28    $7.77    $7.75    $7.78
Income (loss) from
  investment operations:
  Net investment income     0.02      0.07     0.03     0.10     0.10     0.11
  Net realized and
    unrealized gain
    (loss) on investments  (0.90)     1.70     2.01     1.60     2.14     0.82
Total from investment
  operations               (0.88)     1.77     2.04     1.70     2.24     0.93
Less distributions:
  From net investment
    income                 (0.02)    (0.07)   (0.03)   (0.11)   (0.09)   (0.11)
  From capital gains       (0.00)    (2.34)   (1.15)   (1.08)   (2.13)   (0.85)
Total distributions        (0.02)    (2.41)   (1.18)   (1.19)   (2.22)   (0.96)
Net asset value,
end of period              $7.60     $8.50    $9.14    $8.28    $7.77    $7.75

Class A Ratios/Supplemental Data

Total return[1]           -10.35%    20.16%   25.72%   22.62%   29.58%   12.18%
Net assets, end of
  period (in millions)     $2,277   $2,558   $2,247   $1,864   $1,595   $1,285
Ratio of expenses
  to average net assets     1.04%[2]  1.02%    0.98%    0.88%    0.82%    0.83%
Ratio of net investment
  income to average
  net assets                0.58%[2]  0.67%    0.30%    1.12%    1.16%    1.34%
Portfolio turnover rate   184.75%   384.37%  372.35%  373.78%  313.99%  240.37%

[1]Total return calculated without taking into account the sales load deducted on an initial purchase.

[2]Annualized.

Waddell & Reed Advisors Accumulative Fund

For a Class B share outstanding throughout each period:
                                                               For the
                                  For the        For the       period from
                                  fiscal period  fiscal year   10/4/99[1]
                                  ended          ended         through
                                  6/30/01        12/31/00      12/31/99
Class B Per-Share Data

Net asset value,
  beginning of period                   $8.44         $9.12        $8.43
Income (loss) from
  investment operations:
  Net investment income (loss)          (0.01)         0.00        (0.01)
  Net realized and unrealized
    gain (loss) on investments          (0.90)         1.66         1.85
Total from investment operations        (0.91)         1.66         1.84
Less distributions:
  From net investment income            (0.00)        (0.00)       (0.00)
  From capital gains                    (0.00)        (2.34)       (1.15)
Total distributions                     (0.00)        (2.34)       (1.15)
Net asset value, end of period          $7.53         $8.44        $9.12

Class B Ratios/Supplemental Data

Total return                          -10.78%         18.92%       22.89%
Net assets, end of period
  (in millions)                         $29            $19          $3
Ratio of expenses to average
  net assets                            2.12%[2]       2.02%        2.24%[2]
Ratio of net investment loss
  to average net assets                -0.54%[2]      -0.23%       -1.40%[2]
Portfolio turnover rate               184.75%        384.37%      372.35%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended December 31, 1999.

Waddell & Reed Advisors Accumulative Fund

For a Class C share outstanding throughout each period:
                                                                  For the
                                    For the         For the       period from
                                    fiscal period   fiscal year   10/6/99[1]
                                    ended           ended         through
                                    6/30/01         12/31/00      12/31/99
Class C Per-Share Data

Net asset value,
  beginning of period                  $8.43          $9.12        $8.53
Income (loss) from investment
  operations:
  Net investment income (loss)         (0.01)          0.00        (0.01)
  Net realized and unrealized
    gain (loss) on investments         (0.90)          1.65         1.75
Total from investment operations       (0.91)          1.65         1.74
Less distributions:
  From net investment income           (0.00)         (0.00)       (0.00)
  From capital gains                   (0.00)         (2.34)       (1.15)
Total distributions                    (0.00)         (2.34)       (1.15)
Net asset value, end of period         $7.52          $8.43        $9.12

Class C Ratios/Supplemental Data

Total return                          -10.80%[2]      18.81%       21.45%
Net assets, end of period
  (in thousands)                      $5,775         $3,700         $347
Ratio of expenses to average
  net assets                            2.11%[2]       2.10%        2.28%[2]
Ratio of net investment loss
  to average net assets                -0.54%[2]      -0.31%       -1.35%[2]
Portfolio turnover rate               184.75%        384.37%      372.35%[2]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended December 31, 1999.

Waddell & Reed Advisors Accumulative Fund

For a Class Y share outstanding throughout each period:

                        For the
                        fiscal period          For the fiscal year
                        ended                  ended December 31,
                        6/30/01      2000    1999     1998     1997    1996
Class Y Per-Share Data

Net asset value,
  beginning of period      $8.49     $9.14   $8.28    $7.77    $7.75   $7.78
Income from investment
  operations:
  Net investment income     0.03      0.08    0.04     0.12     0.11    0.12
  Net realized and
    unrealized gain
    (loss) on
    investments            (0.89)     1.70    2.01     1.59     2.14    0.82
Total from investment
  operations               (0.86)     1.78    2.05     1.71     2.25    0.94
Less distributions:
  From net investment
    income                 (0.03)    (0.09)  (0.04)   (0.12)   (0.10)  (0.12)
  From capital gains       (0.00)    (2.34)  (1.15)   (1.08)   (2.13)  (0.85)
Total distributions        (0.03)    (2.43)  (1.19)   (1.20)   (2.23)  (0.97)
Net asset value,
  end of period            $7.60     $8.49   $9.14    $8.28    $7.77   $7.75

Class Y Ratios/Supplemental Data

Total return              -10.26%    20.39%  25.95%   22.79%   29.67%  12.27%
Net assets, end of
  period (in millions)     $7        $6       $5       $4       $4       $3
Ratio of expenses to
  average net assets       0.83%[1]  0.84%    0.80%    0.75%    0.75%    0.74%
Ratio of net investment
  income to average
  net assets               0.75%[1]  0.85%    0.49%    1.21%    1.22%    1.45%
Portfolio turnover rate  184.75%   384.37%  372.35%  373.78%  313.99%  240.37%

[1]Annualized.

Waddell & Reed Advisors International Growth Fund, Inc.

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended June 30, 2001, is included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period:

                                         For the fiscal year
                                           ended June 30,
                             2001      2000    1999     1998     1997
Class A Per-Share Data

Net asset value,
  beginning of period      $12.43    $ 9.97   $11.85   $10.61   $ 8.95
Income (loss) from
  investment operations:
  Net investment income
    (loss)                   0.06     (0.04)    0.05     0.07     0.07
  Net realized and
    unrealized gain
    (loss) on
    investments             (3.31)     3.96    (0.74)    3.01     1.94
Total from investment
  operations                (3.25)     3.92    (0.69)    3.08     2.01
Less distributions:
  From net investment
    income                  (0.03)    (0.02)   (0.04)   (0.06)   (0.09)
  From capital gains        (2.36)    (1.44)   (1.15)   (1.78)   (0.26)
Total distributions         (2.39)    (1.46)   (1.19)   (1.84)   (0.35)
Net asset value,
  end of period            $ 6.79    $12.43   $ 9.97   $11.85   $10.61

Class A Ratios/Supplemental Data

Total return[1]            -28.74%    39.43%   -5.40%   34.49%   23.03%
Net assets, end of
  period (in millions)     $1,128    $1,713   $1,252   $1,331     $978
Ratio of expenses to
  average net assets         1.44%     1.41%    1.30%    1.23%    1.28%
Ratio of net investment
  income (loss) to
  average net assets         0.71%    -0.32%    0.52%    0.67%    0.78%
Portfolio turnover rate    117.89%   112.68%  149.45%  114.34%  109.71%

[1]Total return calculated without taking into account the sales load deducted on an initial purchase.

Waddell & Reed Advisors International Growth Fund, Inc.

For a Class B share outstanding throughout each period:
                                                                 For the
                                                   For the   period from
                                               fiscal year       10/4/99[1]
                                                     ended         to
                                                   6/30/01       6/30/00
Class B Per-Share Data

Net asset value, beginning of period                $12.34       $10.79
Income (loss) from investment operations:
  Net investment loss                                (0.04)       (0.00)
  Net realized and unrealized gain (loss)
    on investments                                   (3.29)       2.99
Total from investment operations                     (3.33)       2.99
Less distributions:
  From net investment income                         (0.00)       (0.00)
  From capital gains                                 (2.36)       (1.44)
Total distributions                                  (2.36)       (1.44)
Net asset value, end of period                      $ 6.65       $12.34

Class B Ratios/Supplemental Data

Total return                                        -29.70%      38.20%
Net assets, end of period (in millions)                $19          $19
Ratio of expenses to average net assets               2.73%        2.71%[2]
Ratio of net investment loss to average
  net assets                                         -0.54%       -0.97%[2]
Portfolio turnover rate                             117.89%      112.68%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the twelve months ended June 30, 2000.

Waddell & Reed Advisors International Growth Fund, Inc.

For a Class C share outstanding throughout each period:
                                                                For the
                                                   For the  period from
                                               fiscal year      10/5/99[1]
                                                     ended         to
                                                   6/30/01      6/30/00
Class C Per-Share Data

Net asset value, beginning of period                $12.36       $10.78
Income (loss) from investment operations:
  Net investment income (loss)                       (0.03)        0.01
  Net realized and unrealized gain (loss)
    on investments                                   (3.29)        3.01
Total from investment operations                     (3.32)        3.02
Less distributions:
  From net investment income                         (0.00)       (0.00)
  From capital gains                                 (2.36)       (1.44)
Total distributions                                  (2.36)       (1.44)
Net asset value, end of period                      $ 6.68       $12.36

Class C Ratios/Supplemental Data

Total return                                        -29.56%       38.43%
Net assets, end of period (in millions)                 $3           $3
Ratio of expenses to average net assets               2.54%        2.50%[2]
Ratio of net investment loss to average
  net assets                                         -0.32%       -0.73%[2]
Portfolio turnover rate                             117.89%      112.68%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the twelve months ended June 30, 2000.

Waddell & Reed Advisors International Growth Fund, Inc.

For a Class Y share outstanding throughout each period:

                                         For the fiscal year
                                            ended June 30,
                              2001     2000    1999      1998     1997
Class Y Per-Share Data

Net asset value,
  beginning of period       $12.46   $ 9.97   $11.85    $10.62   $ 8.95
Income (loss) from
  investment operations:
  Net investment
    income (loss)             0.09    (0.01)    0.09      0.10     0.09
  Net realized and
    unrealized gain
    (loss) on
    investments              (3.32)    3.98    (0.74)     3.00     1.95
Total from investment
  operations                 (3.23)    3.97    (0.65)     3.10     2.04
Less distributions:
  From net investment
    income                   (0.08)   (0.04)   (0.08)    (0.09)   (0.11)
  From capital gains         (2.36)   (1.44)   (1.15)    (1.78)   (0.26)
Total distributions          (2.44)   (1.48)   (1.23)    (1.87)   (0.37)
Net asset value,
  end of period             $ 6.79   $12.46   $ 9.97    $11.85   $10.62

Class Y Ratios/Supplemental Data

Total return                -28.51%   39.97%   -5.06%    34.71%   23.45%
Net assets, end of
  period (in millions)         $14      $20       $9        $9       $7
Ratio of expenses to
  average net assets          1.10%    1.12%    0.99%     0.97%    1.04%
Ratio of net investment
  income to average
  net assets                  1.05%    0.03%    0.85%     0.93%    1.02%
Portfolio turnover rate     117.89%  112.68%  149.45%   114.34%  109.71%

Waddell & Reed Advisors New Concepts Fund, Inc.

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal period ended June 30, 2001, is included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period[1]:

                         For the
                   fiscal period               For the fiscal year
                           ended                  ended March 31,
                         6/30/01      2001      2000    1999    1998   1997
Class A Per-Share Data

Net asset value,
beginning of period        $7.85    $15.07    $ 9.52   $9.24   $6.80   $7.73
Income (loss) from
  investment
  operations:
  Net investment income
    (loss)                 (0.00)    (0.06)    (0.09)  (0.00)   0.01    0.03
  Net realized and
    unrealized gain
    (loss) on investments   0.88     (4.74)     6.96    1.54    3.29   (0.64)
Total from investment
  operations                0.88     (4.80)     6.87    1.54    3.30   (0.61)
Less distributions:
  From net investment
    income                 (0.00)    (0.00)    (0.00)  (0.01)  (0.01)  (0.03)
  From capital gains       (0.00)    (1.68)    (1.32)  (1.25)  (0.85)  (0.29)
  In excess of capital
    gains                  (0.00)    (0.74)    (0.00)  (0.00)  (0.00)  (0.00)
Total distributions        (0.00)    (2.42)    (1.32)  (1.26)  (0.86)  (0.32)
Net asset value,
  end of period            $8.73    $ 7.85    $15.07   $9.52   $9.24   $6.80

Class A Ratios/Supplemental Data

Total return[2]            11.21%   -35.27%    74.61%  17.83%  51.44%  -8.38%
Net assets, end of
  period (in millions)    $1,415    $1,275    $1,984    $972    $779    $501
Ratio of expenses to
  average net assets        1.44%[3]  1.36%     1.32%   1.29%   1.25%   1.27%
Ratio of net investment
  income (loss)
  to average
  net assets                0.02%[3] -0.58%    -0.66%  -0.04%   0.06%   0.39%
Portfolio turnover rate    16.34%    89.35%   127.31%  48.95%  38.51%  38.82%

[1]Per-share amounts have been adjusted retroactively to reflect the 100%
stock dividend effected June 26, 1998.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

Waddell & Reed Advisors New Concepts Fund, Inc.

For a Class B share outstanding throughout each period:

                                                                For the
                                    For the      For the    period from
                              fiscal period  fiscal year        10/4/99[1]
                                      ended       ended         through
                                    6/30/01     3/31/01         3/31/00
Class B Per-Share Data

Net asset value, beginning
  of period                          $7.69       $14.98        $10.69
Income (loss) from investment
  operations:
  Net investment income (loss)       (0.02)       (0.16)        0.01
  Net realized and unrealized
    gain (loss) on investments        0.85        (4.71)        5.60
Total from investment operations      0.83        (4.87)        5.61
Less distributions:
  From net investment income         (0.00)       (0.00)       (0.00)
  From capital gains                 (0.00)       (1.68)       (1.32)
  In excess of capital gains         (0.00)       (0.74)       (0.00)
Total distributions                  (0.00)       (2.42)       (1.32)
Net asset value, end of period       $8.52       $ 7.69       $14.98

Class B Ratios/Supplemental Data

Total return                         10.79%      -35.99%       54.60%
Net assets, end of period
  (in millions)                        $40          $35          $28
Ratio of expenses to average
  net assets                          2.67%[2]     2.51%        2.40%[2]
Ratio of net investment loss
  to average net assets              -1.21%[2]    -1.71%       -1.73%[2]
Portfolio turnover rate              16.34%       89.35%      127.31%[2]

[1]Commencement of operations.

[2]Annualized.

Waddell & Reed Advisors New Concepts Fund, Inc.

For a Class C share outstanding throughout each period:

                                                               For the
                                     For the      For the  period from
                               fiscal period  fiscal year      10/4/99[1]
                                       ended        ended      through
                                     6/30/01      3/31/01      3/31/00
Class C Per-Share Data

Net asset value, beginning
  of period                           $7.70      $14.99       $10.69
Income (loss) from investment
  operations:
  Net investment income (loss)        (0.02)      (0.16)        0.02
  Net realized and unrealized
    gain (loss) on investments         0.85       (4.71)        5.60
Total from investment operations       0.83       (4.87)        5.62
Less distributions:
  From net investment income          (0.00)      (0.00)      (0.00)
  From capital gains                  (0.00)      (1.68)      (1.32)
  In excess of capital gains          (0.00)      (0.74)      (0.00)
Total distributions                   (0.00)      (2.42)      (1.32)
Net asset value, end of period        $8.53      $ 7.70      $14.99

Class C Ratios/Supplemental Data

Total return                          10.78%     -35.96%      54.71%
Net assets, end of period
  (in millions)                          $7          $6          $5
Ratio of expenses to average
  net assets                           2.66%[2]    2.47%       2.30%[2]
Ratio of net investment loss
  to average net assets               -1.20%[2]   -1.67%      -1.62%[2]
Portfolio turnover rate               16.34%      89.35%     127.31%[2]

[1]Commencement of operations.

[2]Annualized.

Waddell & Reed Advisors New Concepts Fund, Inc.

For a Class Y share outstanding throughout each period[1]:
                        For the
                  fiscal period                For the fiscal year
                          ended                   ended March 31,
                        6/30/01     2001      2000     1999     1998    1997
Class Y Per-Share Data

Net asset value,
  beginning of period   $ 7.93    $15.14    $ 9.53    $9.25    $6.80   $7.74
Income (loss) from
  investment operations:
  Net investment income
    (loss)                0.00     (0.03)    (0.05)    0.03     0.03    0.05
  Net realized and
    unrealized
    gain (loss) on
    investments           0.89     (4.76)     6.98     1.54     3.30   (0.65)
Total from investment
  operations              0.89     (4.79)     6.93     1.57     3.33   (0.60)
Less distributions:
  From net investment
    income               (0.00)    (0.00)    (0.00)   (0.04)   (0.03)  (0.05)
  From capital gains     (0.00)    (1.68)    (1.32)   (1.25)   (0.85)  (0.29)
  In excess of capital
    gains                (0.00)    (0.74)    (0.00)   (0.00)   (0.00)  (0.00)
Total distributions      (0.00)    (2.42)    (1.32)   (1.29)   (0.88)  (0.34)
Net asset value,
  end of period          $8.82     $ 7.93   $15.14    $9.53    $9.25   $6.80

Class Y Ratios/Supplemental Data

Total return             11.22%    -35.01%   75.17%   18.29%   51.83%  -8.12%
Net assets, end of
  period (in millions)     $32        $26      $22      $12      $11      $8
Ratio of expenses to
  average net assets      1.07%[2]   1.03%    1.02%    0.95%    0.96%   0.97%
Ratio of net investment
  income (loss) to
  average net assets      0.39%[2]  -0.21%   -0.36%    0.29%    0.35%   0.69%
Portfolio turnover rate  16.34%     89.35%  127.31%   48.95%   38.51%  38.82%

[1]Per-share amounts have been adjusted retroactively to reflect the 100%
stock dividend effected June 26, 1998.

[2]Annualized.

Waddell & Reed Advisors Science and Technology Fund

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal period ended June 30, 2001, is included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period[1]:

                       For the
                 fiscal period                  For the fiscal year
                         ended                   ended December 31,
                       6/30/01       2000      1999    1998     1997    1996
Class A Per-Share Data

Net asset value,
  beginning of period   $10.90     $18.43    $ 9.91    $6.71    $7.78  $7.63
Income (loss) from
  investment operations:
  Net investment income
    (loss)                0.01       0.01     (0.09)   (0.03)   (0.01)  (0.02)
  Net realized and
    unrealized gain (loss)
    on investments       (1.64)     (2.37)    10.12     3.93     0.46    0.66
Total from investment
  operations             (1.63)     (2.36)    10.03     3.90     0.45    0.64
Less distributions:
  From net investment
    income               (0.01)     (0.00)    (0.00)   (0.00)   (0.00)   (0.00)
  From capital gains     (0.00)     (5.17)    (1.51)   (0.70)   (1.52)   (0.49)
Total distributions      (0.01)     (5.17)    (1.51)   (0.70)   (1.52)   (0.49)
Net asset value,
  end of period         $ 9.26     $10.90    $18.43    $9.91    $6.71    $7.78

Class A Ratios/Supplemental Data

Total return[2]         -14.95%    -13.97%   102.93%   59.31%    7.22%    8.35%
Net assets, end of
  period (in millions)  $2,658     $3,224    $3,744   $1,668   $1,063     $981
Ratio of expenses to
  average net assets      1.32%[3]   1.21%     1.16%    1.05%    1.02%    0.98%
Ratio of net
  investment
  income (loss) to
  average net assets       0.28%[3]  0.04%    -0.79%   -0.37%   -0.18%   -0.33%
Portfolio turnover rate   52.06%    80.14%    40.35%   55.70%   87.68%   33.90%

[1]Per-share amounts have been adjusted retroactively to reflect the 200%
stock dividend effected June 26, 1998.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

Waddell & Reed Advisors Science and Technology Fund

For a Class B share outstanding throughout each period:

                                                                For the
                                     For the      For the   period from
                               fiscal period  fiscal year       10/4/99[1]
                                       ended        ended       through
                                     6/30/01     12/31/00      12/31/99
Class B Per-Share Data

Net asset value,
  beginning of period                $10.66        $18.37      $12.64
Income (loss) from
  investment operations:
  Net investment loss                 (0.04)        (0.13)      (0.04)
  Net realized and unrealized
    gain (loss) on investments        (1.62)        (2.41)       7.28
Total from investment operations      (1.66)        (2.54)       7.24
Less distributions:
  From net investment income          (0.00)        (0.00)      (0.00)
  From capital gains                  (0.00)        (5.17)      (1.51)
Total distributions                   (0.00)        (5.17)      (1.51)
Net asset value,
  end of period                      $ 9.00        $10.66       $18.37

Class B Ratios/Supplemental Data

Total return                         -15.57%       -15.01%       58.62%
Net assets, end of period
  (in millions)                         $56           $57          $17
Ratio of expenses to
  average net assets                   2.69%[2]      2.45%        2.64%[2]
Ratio of net investment
  loss to average
  net assets                          -1.10%[2]     -1.00%       -2.35%[2]
Portfolio turnover rate               52.06%        80.14%       40.35%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended December 31, 1999.

Waddell & Reed Advisors Science and Technology Fund

For a Class C share outstanding throughout each period:

                                                                 For the
                                     For the      For the    period from
                               fiscal period  fiscal year        10/4/99[1]
                                       ended        ended        through
                                     6/30/01     12/31/00       12/31/99
Class C Per-Share Data

Net asset value,
  beginning of period                 $10.67       $18.38       $12.64
Income (loss) from
  investment operations:
  Net investment loss                 (0.04)        (0.13)       (0.04)
  Net realized and unrealized
    gain (loss) on investments        (1.62)        (2.41)        7.29
Total from investment operations      (1.66)        (2.54)        7.25
Less distributions:
  From net investment income          (0.00)        (0.00)       (0.00)
  From capital gains                  (0.00)        (5.17)       (1.51)
Total distributions                   (0.00)        (5.17)       (1.51)
Net asset value, end of period       $ 9.01        $10.67       $18.38

Class C Ratios/Supplemental Data

Total return                         -15.56%       -15.01%       58.70%
Net assets, end of period
  (in millions)                          $9            $9           $3
Ratio of expenses to
  average net assets                   2.71%[2]      2.42%        2.42%[2]
Ratio of net investment
  loss to average net assets          -1.12%[2]     -1.00%       -2.19%[2]
Portfolio turnover rate               52.06%        80.14%       40.35%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended December 31, 1999.

Waddell & Reed Advisors Science and Technology Fund

For a Class Y share outstanding throughout each period[1]:

                       For the                                         For the
                 fiscal period        For the fiscal year          period from
                         ended           ended December 31,      2/27/96[2] to
                       6/30/01     2000     1999   1998    1997       12/31/96
Class Y Per-Share Data

Net asset value,
beginning of period     $11.12   $18.65   $ 9.98  $6.74   $7.79     $8.02
Income (loss) from
  investment operations:
  Net investment income
    (loss)                0.01     0.02    (0.04)  (0.01) (0.00)   (0.01)
  Net realized and
    unrealized gain
    (loss) on
    investments          (1.66)   (2.38)   10.22    3.95   0.47     0.27
Total from investment
  operations             (1.65)   (2.36)   10.18    3.94   0.47     0.26
Less distributions:
  From net investment
    income               (0.03)   (0.00)   (0.00)  (0.00) (0.00)   (0.00)
  From capital gains     (0.00)   (5.17)   (1.51)  (0.70) (1.52)   (0.49)
Total distributions      (0.03)   (5.17)   (1.51)  (0.70) (1.52)   (0.49)
Net asset value,
  end of period         $ 9.44   $11.12   $18.65   $9.98  $6.74    $7.79

Class Y Ratios/Supplemental Data

Total return            -14.87%  -13.80%  103.72%  59.71%  7.43%    3.25%
Net assets, end of
  period (in millions)     $31      $27      $31      $6     $4       $3
Ratio of expenses to
  average net assets      1.00%[3] 0.98%    0.95%   0.79%  0.85%    0.80%[3]
Ratio of net investment
  income (loss) to
  average net assets      0.58%[3] 0.26%   -0.59%  -0.12% -0.01%   -0.12%[3]
Portfolio turnover rate  52.06%   80.14%   40.35%  55.70% 87.68%   33.90%[4]

[1]Per-share amounts have been adjusted retroactively to reflect the 200%
stock dividend effected June 26, 1998.

[2]Commencement of operations.

[3]Annualized.

[4]For the fiscal year ended December 31, 1996.

Waddell & Reed Advisors Small Cap Fund, Inc.

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended June 30, 2001, is included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period:
                                                                   For the
                                                     For the   period from
                                                 fiscal year       10/4/99[1]
                                                       ended       through
                                                     6/30/01       6/30/00
Class A Per-Share Data

Net asset value, beginning of period                   $14.68     $10.00
Income (loss) from investment operations:
  Net investment income                                  0.05       0.09
  Net realized and unrealized gain (loss)
    on investments                                      (1.84)      4.62
Total from investment operations                        (1.79)      4.71
Less distributions:
  From net investment income                            (0.08)     (0.03)
  From capital gains                                    (0.67)     (0.00)[2]
  In excess of capital gains                            (0.00)[2]  (0.00)
Total distributions                                     (0.75)     (0.03)
Net asset value, end of period                         $12.14     $14.68

Class A Ratios/Supplemental Data

Total return[3]                                        -12.08%     47.19%
Net assets, end of period (in millions)                  $371       $287
Ratio of expenses to average net assets                  1.59%      1.61%[4]
Ratio of net investment income to average net assets     0.53%      1.22%[4]
Portfolio turnover rate                                 34.56%     36.81%

[1]Commencement of operations.

[2]Not shown due to rounding.

[3]Total return calculated without taking into account the sales load deducted on an initial purchase.

[4]Annualized.

Waddell & Reed Advisors Small Cap Fund, Inc.

For a Class B share outstanding throughout each period:

                                                           For the
                                           For the     period from
                                       fiscal year          10/4/99[1]
                                             ended          through
                                           6/30/01          6/30/00
Class B Per-Share Data

Net asset value, beginning of period        $14.58           $10.00
Income (loss) from investment operations:
  Net investment income (loss)               (0.05)            0.02
  Net realized and unrealized gain (loss)
    on investments                           (1.85)            4.58
Total from investment operations             (1.90)            4.60
Less distributions:
  From net investment income                 (0.00)           (0.02)
  From capital gains                         (0.67)           (0.00)[2]
  In excess capital gains                    (0.00)[2]        (0.00)
Total distributions                          (0.67)           (0.02)
Net asset value, end of period              $12.01           $14.58

Class B Ratios/Supplemental Data

Total return                                -12.97%           46.07%
Net assets, end of period (in millions)        $47              $32
Ratio of expenses to average net assets       2.62%            2.72%[3]
Ratio of net investment income (loss)
  to average net assets                      -0.51%            0.08%[3]
Portfolio turnover rate                      34.56%           36.81%

[1]Commencement of operations.

[2]Not shown due to rounding.

[3]Annualized.

Waddell & Reed Advisors Small Cap Fund, Inc.

For a Class C share outstanding throughout each period:

                                                            For the
                                           For the      period from
                                       fiscal year          10/4/99[1]
                                             ended          through
                                           6/30/01          6/30/00
Class C Per-Share Data

Net asset value, beginning of period        $14.60           $10.00
Income (loss) from investment operations:
  Net investment income (loss)               (0.04)            0.03
  Net realized and unrealized gain (loss)
    on investments                           (1.84)            4.59
Total from investment operations             (1.88)            4.62
Less distributions:
  From net investment income                 (0.00)           (0.02)
  From capital gains                         (0.67)           (0.00)[2]
  In excess of capital gains                 (0.00)[2]        (0.00)
Total distributions                          (0.67)           (0.02)
Net asset value, end of period              $12.05           $14.60

Class C Ratios/Supplemental Data

Total return                                -12.82%           46.27%
Net assets, end of period (in millions)        $14              $10
Ratio of expenses to average net assets       2.49%            2.51%[3]
Ratio of net investment income
  (loss) to average net assets               -0.38%            0.29%[3]
Portfolio turnover rate                      34.56%           36.81%

[1]Commencement of operations.

[2]Not shown due to rounding.

[3]Annualized.

Waddell & Reed Advisors Small Cap Fund, Inc.

For a Class Y share outstanding throughout each period:
                                                            For the
                                           For the      period from
                                       fiscal year          10/4/99[1]
                                             ended          through
                                           6/30/01          6/30/00
Class Y Per-Share Data
Net asset value, beginning of period        $14.71           $10.00
Income (loss) from investment operations:
  Net investment income                       0.04             0.14
  Net realized and unrealized gain
    (loss) on investments                    (1.76)            4.62
Total from investment operations             (1.72)            4.76
Less distributions:
  From net investment income                 (0.14)           (0.05)
  From capital gains                         (0.67)           (0.00)[2]
  In excess of capital gains                 (0.00)[2]        (0.00)
Total distributions                          (0.81)           (0.05)
Net asset value, end of period              $12.18           $14.71

Class Y Ratios/Supplemental Data

Total return                                -11.57%           47.75%
Net assets, end of period (in millions)        $64              $14
Ratio of expenses to average net assets       1.08%            1.15%[3]
Ratio of net investment income to
  average net assets                          0.96%            1.68%[3]
Portfolio turnover rate                      34.56%           36.81%

[1]Commencement of operations.

[2]Not shown due to rounding.

[3]Annualized.

Waddell & Reed Advisors Vanguard Fund, Inc.

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal period ended June 30, 2001, is included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period:

                        For the
                  fiscal period                 For the fiscal year
                          ended                  ended September 30,
                        6/30/01       2000    1999      1998      1997   1996
Class A Per-Share Data

Net asset value,
  beginning of period    $14.17     $10.11  $ 7.50     $9.11     $8.77  $8.97
Income (loss) from
  investment operations:
  Net investment income
    (loss)                (0.02)     (0.07)  (0.02)     0.01      0.07   0.03
  Net realized and
    unrealized gain (loss)
    on investments        (3.92)      5.00    2.75      0.19      1.69   0.26
Total from investment
  operations              (3.94)      4.93    2.73      0.20      1.76   0.29
Less distributions:
  From net investment
    income                (0.00)     (0.00)  (0.01)    (0.04)    (0.06) (0.04)
  From capital gains      (1.51)     (0.87)  (0.11)    (1.77)    (1.36) (0.45)
  In excess of
    capital gains         (0.26)     (0.00)  (0.00)    (0.00)    (0.00) (0.00)
Total distributions       (1.77)     (0.87)  (0.12)    (1.81)    (1.42) (0.49)
Net asset value,
  end of period          $ 8.46     $14.17  $10.11     $7.50     $9.11  $8.77

Class A Ratios/Supplemental Data

Total return[1]          -30.29%     50.91%  36.74%     3.76%    23.60%  3.59%
Net assets, end of
  period (in millions)    $2,034    $2,979   $1,924   $1,426    $1,478  $1,291
Ratio of expenses to
  average net assets        1.11%[2]  1.04%    1.13%    1.10%     1.09%   1.09%
Ratio of net investment
  income (loss) to
  average net assets       -0.23%[2] -0.48%   -0.22%    0.13%     0.86%   0.36%
Portfolio turnover rate   100.57%    63.78%   83.67%   90.51%   139.14%  57.10%

[1]Total return calculated without taking into account the sales load deducted on an initial purchase.

[2]Annualized.

Waddell & Reed Advisors Vanguard Fund, Inc.

For a Class B share outstanding throughout each period:
                                                                  For the
                                                 For the      period from
                                           fiscal period          10/4/99[1]
                                                   ended               to
                                                 6/30/01          9/30/00
Class B Per-Share Data

Net asset value, beginning of period              $14.01           $10.43
Income (loss) from investment operations:
  Net investment loss                              (0.08)           (0.03)
  Net realized and unrealized gain (loss)
    on investments                                 (3.88)            4.48
Total from investment operations                   (3.96)            4.45
Less distributions:
  From net investment income                       (0.00)           (0.00)
  From capital gains                               (1.51)           (0.87)
  In excess of capital gains                       (0.26)           (0.00)
Total distributions                                (1.77)           (0.87)
Net asset value, end of period                    $ 8.28           $14.01

Class B Ratios/Supplemental Data

Total return                                      -30.84%           44.64%
Net assets, end of period (in millions)              $42              $42
Ratio of expenses to average net assets             2.29%[2]         2.14%[2]
Ratio of net investment loss to average
  net assets                                       -1.39%[2]        -1.49%[2]
Portfolio turnover rate                            100.57%          63.78%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended September 30, 2000.

Waddell & Reed Advisors Vanguard Fund, Inc.

For a Class C share outstanding throughout each period:

                                                                  For the
                                                  For the     period from
                                            fiscal period         10/4/99[1]
                                                    ended              to
                                                  6/30/01         9/30/00
Class C Per-Share Data
Net asset value, beginning of period               $14.01          $10.43
Income (loss) from investment operations:
  Net investment loss                               (0.09)          (0.03)
  Net realized and unrealized gain (loss)
    on investments                                  (3.88)           4.48
Total from investment operations                    (3.97)           4.45
Less distributions:
  From net investment income                        (0.00)          (0.00)
  From capital gains                                (1.51)          (0.87)
  In excess of capital gains                        (0.26)          (0.00)
Total distributions                                 (1.77)          (0.87)
Net asset value, end of period                     $ 8.27          $14.01

Class C Ratios/Supplemental Data

Total return                                       -30.92%          44.64%
Net assets, end of period (in millions)                $7              $8
Ratio of expenses to average net assets              2.29%[2]       2.14%[2]
Ratio of net investment loss to
  average net assets                                -1.39%[2]      -1.49%[2]
Portfolio turnover rate                            100.57%         63.78%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended September 30, 2000.

Waddell & Reed Advisors Vanguard Fund, Inc.

For a Class Y share outstanding throughout each period:

                         For the
                   fiscal period               For the fiscal year
                           ended               ended September 30,
                         6/30/01     2000     1999     1998     1997    1996
Class Y Per-Share Data

Net asset value,
  beginning of period     $14.23   $10.13   $ 7.52     $9.12    $8.78   $8.97
Income (loss) from
  investment operations:
  Net investment income
    (loss)                 (0.01)   (0.05)   (0.00)     0.03     0.09    0.07
  Net realized and
    unrealized gain
    (loss) on investments  (3.93)    5.02     2.75      0.19     1.69    0.24
Total from investment
  operations               (3.94)    4.97     2.75      0.22     1.78     0.31
Less distributions:
  From net investment
    income                 (0.00)   (0.00)   (0.03)    (0.05)    (0.08)  (0.05)
  From capital gains       (1.51)   (0.87)   (0.11)    (1.77)    (1.36)  (0.45)
  In excess of capital
    gains                  (0.26)   (0.00)   (0.00)    (0.00)    (0.00)  (0.00)
Total distributions        (1.77)   (0.87)   (0.14)    (1.82)    (1.44)  (0.50)
Net asset value,
  end of period           $ 8.52   $14.23   $10.13     $7.52     $9.12   $8.78

Class Y Ratios/Supplemental Data

Total return              -30.15%   51.21%   36.94%     4.02%   23.87%   3.80%
Net assets, end of
  period (in millions)       $15      $20      $12        $5       $5      $4
Ratio of expenses to
  average net assets       0.84%[1]  0.82%    0.90%     0.91%    0.90%   0.91%
Ratio of net investment
  income (loss) to
  average net assets       0.04%[1] -0.26%   -0.02%     0.33%    1.05%   0.69%
Portfolio turnover rate  100.57%    63.78%   83.67%    90.51%  139.14%  57.10%

[1]Annualized.

Waddell & Reed Advisors Funds

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N. W.
Washington, D. C. 20036

Independent Auditors
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

Investment Manager
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Waddell & Reed Advisors Funds

You can get more information about each Fund in its --

*   Statement of Additional Information (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

*   Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of a Fund's current SAI or copies of its most recent
Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent
Annual and Semiannual Reports) is available from the SEC's web site at
http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public
Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling
202-942-8090.

The Funds' SEC file numbers are as follows:
    Waddell & Reed Advisors Funds, Inc. Accumulative Fund: 811-2552
    Waddell & Reed Advisors International Growth Fund, Inc.: 811-2004
    Waddell & Reed Advisors New Concepts Fund, Inc.: 811-3695
    Waddell & Reed Advisors Funds, Inc. Science and Technology Fund: 811-2552
    Waddell & Reed Advisors Small Cap Fund, Inc.: 811-09435
    Waddell & Reed Advisors Vanguard Fund, Inc.: 811-1806

Waddell & Reed, Inc.
6300 Lamar Avenue, P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

NUP1200(10-01)

              WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC.

                             6300 Lamar Avenue

                              P. O. Box 29217

                    Shawnee Mission, Kansas  66201-9217

                               913-236-2000
                                888-WADDELL

                             October 29, 2001

                    STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information (SAI) is not a prospectus.
Investors should read this SAI in conjunction with the prospectus
(Prospectus) for the Waddell & Reed Advisors New Concepts Fund, Inc.
(Fund), dated October 29, 2001, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.

                            TABLE OF CONTENTS

     Performance Information.............................

     Investment Strategies, Policies and Practices.......

     Investment Management and Other Services............

     Purchase, Redemption and Pricing of Shares..........

     Directors and Officers..............................

     Payments to Shareholders............................

     Taxes...............................................

     Portfolio Transactions and Brokerage................

     Other Information...................................

     Financial Statements................................

     Waddell & Reed Advisors New Concepts Fund, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified investment management company organized as a Maryland corporation on March 3, 1983.
Prior to June 30, 2000, the Fund was known as United New Concepts Fund,
Inc.(SM)  The Fund has changed its fiscal year end from March 31 to June
30. Throughout this document, references to the fiscal period ended June
30, 2001 are for the three-month period from April 1, 2001 through June 30,
2001; references to the fiscal period ended March 31 are for twelve month periods.

                          PERFORMANCE INFORMATION

     Waddell & Reed, Inc. (Waddell & Reed), the Fund's underwriter, or the
Fund may, from time to time, publish the Fund's total return information and/or performance rankings in advertisements and sales materials.

Total Return

     Total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for
Class A shares, deducting the maximum sales load of 5.75%. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value (NAV) for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is:

              n
      P(1 + T)  =   ERV

     Where :  P =   $1,000 initial payment
              T =   Average annual total return
              n =   Number of years
            ERV =   Ending redeemable value of the $1,000 investment for
                    the periods shown.

     Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted
above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.

     The average annual total return quotations for Class A shares as of
June 30, 2001, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                With      Without
                                             Sales Load  Sales Load
                                              Deducted    Deducted

One year period from July 1, 2000 to
  June 30, 2001:                               -22.77%    -18.06%

Five-year period from July 1, 1996 to
  June 30, 2001:                                13.48%     14.83%

Ten-year period from July 1, 1991 to
  June 30, 2001:                                17.08%     17.77%

     Prior to July 18, 1995, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors. As of October 4, 1999, the Fund also offers Class B and Class C shares.

     The average annual total return quotations for Class B shares as of
June 30, 2001, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                              With       Without
                                           Sales Load   Sales Load
                                            Deducted     Deducted

One-year period from July 1, 2000 to
  June 30, 2001:                            -21.62%      -19.03%
Period from October 4, 1999* to
  June 30, 2001:                              3.66%        5.44%
*Commencement of operations.

     The average annual total return quotations for Class C shares as of
June 30, 2001, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

One-year period from July 1, 2000 to
  June 30, 2001:*                           -19.01%
Period from October 4, 1999** to
  June 30, 2001:                              5.49%
*A contingent deferred sales charge (CDSC) applies if shares are redeemed within twelve months of purchase; therefore the one-year total return is not affected by a CDSC.
**Commencement of operations.

     The average annual total return quotations for Class Y shares as of
June 30, 2001, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

One-year period from July 1, 2000 to
  June 30, 2001:                               -17.78%

Five-year period from July 1, 1996 to
  June 30, 2001:                                15.21%

Period from September 6, 1995* to
  June 30, 2001:                                14.54%
*Commencement of operations.

     The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Performance Rankings and Other Information

     Waddell & Reed or the Fund may also, from time to time, publish in advertisements or sales material the Fund's performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's,

Fortune or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite
Stock Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it is related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     Performance information for the Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.

     All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

               INVESTMENT STRATEGIES, POLICIES AND PRACTICES

     This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment
Management Company (WRIMCO), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goal. See Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Fund.

Securities - General

     The Fund may invest in securities including common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The Fund may invest in preferred stocks rated in any rating category of the established rating services or, if unrated, judged by WRIMCO to be of equivalent quality. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality.
As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

     The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's offering document. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

     The Fund may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock
(plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected
to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

     The Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (securities rated D by Standard & Poor's (S&P) and D by Moody's
Corporation (Moody's). Debt securities rated D by S&P or D by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least
BBB by S&P or Baa by Moody's are considered to be investment grade debt securities. Securities rated BBB or Baa may have speculative characteristics. In addition, the Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security as having that rating.

     Lower quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the
Fund's shareholders.

     While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

     The Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security.
The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash.
Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Specific Securities and Investment Practices

     Borrowing

     From time to time the Fund may increase its ownership of securities by borrowing on an unsecured basis at fixed rates of interest and investing the borrowed funds. Any such borrowing will be made only from banks and only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. This 300% limit is contained in the Investment Company Act of 1940, as amended (1940 Act). If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, it is required within three days to reduce its bank debt to the extent necessary to meet that requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.

     Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment increases both investment opportunity and risk. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed, the NAV per share correspondingly will tend to increase and decrease more when the portfolio assets increase or decrease in value than would otherwise be the case. This factor is known as leverage.

     Foreign Securities and Currencies

     The Fund may purchase securities of foreign issuers, only if not more than 10% of its total assets (including the foreign currency exchange contracts described below) are invested in foreign securities and only if such securities are (1) listed or admitted to trading on a domestic or foreign exchange or quoted on an automated quotation system, (2) issued or guaranteed by a foreign government (or any of its subdivisions, agencies or instrumentalities) or (3) represented by American Depositary Receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts, in registered form, are U. S. dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in
non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

     WRIMCO believes that there are investment opportunities as well as risks by investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that the Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

     However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments.
Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S.
markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks.
Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-
sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that
WRIMCO will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France,
Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the
United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     The Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Fund may incur a transaction charge in connection with the exchange of currency.
Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See, Options, Futures and Other
Strategies - Forward Currency Contracts.

     Investments in obligations of domestic branches of foreign banks will be considered domestic securities if WRIMCO has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal or state chartered domestic banks doing business in the same jurisdiction.

     Illiquid Investments

     Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

     (1)  repurchase agreements not terminable within seven days;
     (2)  restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;
     (3)  non-government stripped fixed-rate mortgage-backed securities;
     (4)  bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
     (5)  over-the-counter (OTC) options and their underlying collateral;
     (6)  securities for which market quotations are not readily available; and
     (7)  securities involved in swaps, caps, floor and collar
          transactions.

     The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     If through a change in values, net assets, or other circumstances, the
Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     Indexed Securities

     The Fund may purchase indexed securities, subject to its operating policy regarding derivative instruments. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United
States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates.
Indexed securities may be more volatile than the underlying investments.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.
Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks,
corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

     Investment Company Securities

     The Fund may purchase securities of closed-end investment companies.
As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     Lending Securities

     Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under the
Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by
WRIMCO.

     Any securities loans that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than
100% of the market value of the securities loaned. Under the present
Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the
Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

     The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank)
must be satisfactory to the Fund. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the
Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on.
The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules which may be changed without shareholder vote as to (1) whom securities may be loaned, (2) the investment of cash collateral, or (3) voting rights.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, risks of delay in recovering the securities loaned or even loss of rights in collateral should the borrower of the securities fail financially.

     Money Market Instruments

     Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S.
Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

     Mortgage-Backed and Asset-Backed Securities

      Mortgage-Backed Securities.Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-
class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools.
Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the
Federal National Mortgage Association (Fannie Mae), Government National
Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage
Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-
backed securities that are guaranteed, directly or indirectly, by the U.S.
Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them as long as WRIMCO determines they are consistent with the Fund's goals and investment policies.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-
backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

     For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other
CMOs involve special risks, and evaluating them requires special knowledge.

     Asset-Backed Securities.Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above.
However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-
backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

     Special Characteristics of Mortgage-Backed and Asset-Backed
Securities.The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions.
Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a
12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-
related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly.
However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

      The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-
backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some
CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

     Options, Futures and Other Strategies

     General.WRIMCO may use certain options, futures contracts
(sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge the Fund's investments. The strategies described below may be used in an attempt to manage the risks of the Fund's investments that can affect fluctuation in its NAV.

     Generally, the Fund may purchase and sell any type of Financial
Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial
Instrument is primarily measured. Since the Fund is authorized to invest in foreign securities, it may purchase and sell foreign currency derivatives.

     Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial
Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial
Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (SEC), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC).
In addition, the Fund's ability to use Financial Instruments is limited by tax considerations. See Taxes.

     In addition to the instruments, strategies and risks described below,
WRIMCO expects to discover additional opportunities in connection with
Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the
Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      Special Risks.The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1)  Successful use of most Financial Instruments depends upon
WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

     (2)  There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial
Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful.
Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the
Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3)  If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial
Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4)  As described below, the Fund might be required to maintain assets as cover, maintain accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e.,
Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (5)  The Fund's ability to close out a position in a Financial
Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

      Cover.Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The
Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.
The Fund will not enter into any such transactions unless it owns either
(1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

      Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Options.A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that the Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the
Fund the right to sell the security back to the seller on specified terms.
This right is provided as an inducement to purchase the security.

     Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the
United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     The Fund's ability to establish and close out positions in exchange-
listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time.
Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options On Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the
Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the
Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

     Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based.
However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     OTC Options.Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (over-the-counter options:
options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

    Generally, OTC foreign currency options used by a Fund are European-
style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes.
Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value.
Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.
Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the
Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are
disadvantageous.

     Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.
In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

      Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

      Index Futures.The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, the
Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

     Where index futures contracts are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      Foreign Currency Hedging Strategies -- Special Considerations.The
Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts
(forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the
Fund's securities are denominated or to attempt to enhance income or yield.
Currency hedges can protect against price movements in a security that the
Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such
Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the
U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.
Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by
U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Forward Currency Contracts.The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S.
dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

     The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for
U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S.
dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the
Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

     Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to the Fund or that WRIMCO will hedge at an appropriate time.

     Combined Positions.The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover.The Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The
Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

     Swaps, Caps, Floors and Collars. The Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

     Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because these agreements may affect the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-
backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.
Caps and floors have an effect similar to buying or writing options.

     The creditworthiness of firms with which the Fund enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the
Fund's custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

     Repurchase Agreements

     The Fund may purchase securities subject to repurchase agreements. The
Fund will not enter into a repurchase transaction that will cause more than
10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See Illiquid
Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-
dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the
Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon.
Repurchase agreements are entered into only with those entities approved by
WRIMCO.

     Restricted Securities

     Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the
Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See, Illiquid Investments.

     U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S.
Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing
Administration, Fannie Mae, Farmers Home Administration, Export-Import Bank
of the United States, Small Business Administration, Ginnie Mae, General
Services Administration, Central Bank for Cooperatives, Federal Home Loan
Banks, Freddie Mac, Farm Credit Banks, Maritime Administration, the
Tennessee Valley Authority, the Resolution Funding Corporation and the
Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan
Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Other securities, such as securities issued by Fannie
Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

     U.S. Government securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See, Mortgage-Backed and Asset-Backed
Securities. Timely payment of principal and interest on Ginnie Mae pass-
throughs is guaranteed by the full faith and credit of the United States.
Freddie Mac and Fannie Mae are both instrumentalities of the U.S.
Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

     Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

     Warrants and Rights

     Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp decline in value than the underlying security might
be. They are also generally less liquid than an investment in the underlying securities.

     Zero Coupon Securities

     Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest;
instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

     The Fund may invest in zero coupon securities that are stripped U.S.
Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount (OID). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year.
Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from the Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury
Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury
Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of
Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution
Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

Investment Restrictions and Limitations

     Certain of the Fund's investment restrictions and other limitations are described in this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

     (1)  Purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign
          currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

     (2)  Buy real estate nor any nonliquid interest in real estate investment trusts;

     (3)  Buy shares of other investment companies which redeem their shares. The Fund can buy shares of investment companies that do not redeem their shares if it does it in a regular transaction in the open market and then does not have more than one tenth (i.e.,
          10%) of its total assets in these shares. The Fund may also buy these shares as part of a merger or consolidation;

     (4)  Lend money or other assets, other than through certain limited types of loans described herein; the Fund can buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into
          repurchase agreements except as indicated above (see Repurchase
          Agreements above);

          The following interpretation applies to, but is not part of, this fundamental restriction:  the Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

     (5)  Invest for the purpose of exercising control or management of other companies;

     (6)  Participate on a joint, or a joint and several, basis in any trading account in any securities;

     (7)  Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short
          positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other
          financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and
          (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

     (8)  Engage in the underwriting of securities, that is, the selling of securities for others;

     (9)  Deviate from the percentage or other restrictions set forth above under Foreign Securities;

    (10)  With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and Government securities as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the
          Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer;

    (11)  Buy the securities of companies in any one industry if more than
          25% of the Fund's total assets would then be in companies in that industry; or

    (12)  Issue senior securities.

      The following investment restrictions are not fundamental, or are operating, and may be changed by the Board of Directors without shareholder approval:

     (1)  The Fund does not intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of its total assets would consist of such investments.

     (2)  The Fund may not purchase a security if, as a result, more than
          10% of its net assets would consist of illiquid investments.

     (3)  The Fund may borrow only from banks and only to the extent that the value of its assets, less its liabilities other than
          borrowings, is equal to at least 300% of all borrowings including the proposed borrowing.

     (4)  The Fund does not currently intend to invest more than 5% of its total assets in the securities of other investment companies.

     (5)  To the extent that the Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the
          aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account
          unrealized profits and unrealized losses on any contracts the
          Fund has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.)  This policy does not limit to 5% the percentage of the Fund's total assets that are at risk in futures contracts, options on futures contracts and currency options.

     An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The
Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

     The Fund's portfolio turnover rate for the fiscal periods ended June
30, 2001, March 31, 2001 and March 31, 2000 was 16.34%, 89.35% and 127.31%,
respectively.

                  INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Fund has an Investment Management Agreement (the Management
Agreement) with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed is 6300 Lamar Avenue,
P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed is the
Fund's underwriter.

     The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (Shareholder
Servicing Agreement) and a separate agreement for accounting services
(Accounting Services Agreement) with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the
Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Waddell & Reed Financial, Inc.

     WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company, which is a wholly owned subsidiary of Waddell & Reed
Financial, Inc., a publicly held company. The address of these companies is
6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     WRIMCO and its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors
Funds, W&R Target Funds, Inc., W&R Funds, Inc. and Waddell & Reed InvestEd
Portfolios, Inc. since 1940 or each company's inception date, whichever is later. Waddell & Reed serves as principal underwriter for the investment companies in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and Waddell
& Reed InvestEd Portfolios, Inc. and acts as the distributor for variable life insurance and variable annuity policies for which W&R Target Funds,
Inc. is the underlying investment vehicle.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the
Fund and Waddell & Reed Services Company (the Agent), a subsidiary of
Waddell & Reed, the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board of Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of Fund records, pricing of
Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new
Accounting Services Agreement, or amendments to an existing one, may be approved by the Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, the
Fund pays WRIMCO a fee as described in the Prospectus. The management fees paid by the Fund to WRIMCO during the Fund's fiscal periods ended June 30,
2001, March 31, 2001, March 31, 2000 and March 31, 1999 were $3,047,805,
$14,646,328, $11,685,633 and $6,234,647, respectively.

     For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement, with respect to Class A,
Class B and Class C shares the Fund pays the Agent, effective September 1,
2000, a monthly fee of $1.3375 for each shareholder account that was in existence at any time during the prior month. Prior to September 1, 2000, with respect to Class A, Class B and Class C shares, the Fund paid the
Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of any sub-agent used by Agent in performing services under the Shareholder Servicing Agreement; and costs of legal and special services not provided by Waddell & Reed, WRIMCO or the Agent.

     Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table
(as amended September 1, 2000).

                          Accounting Services Fee

           Average Net Asset Level             Annual Fee
          (all dollars in millions)       Rate for Each Fund
           -------------------------        ------------------

          From $    0 to $   10                $      0
          From $   10 to $   25                $ 11,000
          From $   25 to $   50                $ 22,000
          From $   50 to $  100                $ 33,000
          From $  100 to $  200                $ 44,000
          From $  200 to $  350                $ 55,000
          From $  350 to $  550                $ 66,000
          From $  550 to $  750                $ 77,000
          From $  750 to $1,000                $ 93,500
               $1,000 and Over                 $110,000

     Plus, for each class of shares in excess of one, the Fund pays the
Agent a monthly per-class fee equal to 2.5% of the monthly base fee.

     Prior to September 1, 2000, the Accounting Services Fee structure was:

                          Accounting Services Fee

           Average Net Asset Level              Annual Fee
          (all dollars in millions)       Rate for Each Fund
           -------------------------        ------------------

          From $    0 to $   10                $      0
          From $   10 to $   25                $ 10,000
          From $   25 to $   50                $ 20,000
          From $   50 to $  100                $ 30,000
          From $  100 to $  200                $ 40,000
          From $  200 to $  350                $ 50,000
          From $  350 to $  550                $ 60,000
          From $  550 to $  750                $ 70,000
          From $  750 to $1,000                $ 85,000
               $1,000 and Over                 $100,000

     Fees paid to the Agent for accounting services for the fiscal periods ended June 30, 2001, March 31, 2001, March 31, 2000 and March 31, 1999 were
$29,563, $110,646, $100,000 and $82,500, respectively.

     Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services.
Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed and its affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

     Waddell & Reed, under an agreement separate from the Management
Agreement, Shareholder Servicing Agreement and Accounting Services
Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed is not required to sell any particular number of shares and thus sells shares only for purchase orders received.
Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

     The dollar amount of underwriting commissions for Class A shares for the fiscal periods ended June 30, 2001, March 31, 2001, March 31, 2000 and
March 31, 1999 were $945,291, $6,096,167, $8,059,124 and $4,777,199, respectively.

     The dollar amount of underwriting commissions for Class B shares for the fiscal periods ended June 30, 2001 and March 31, 2001 were $15,768 and
$55,720, respectively.

     The dollar amount of underwriting commissions for Class C shares for the fiscal periods ended June 30, 2001 and March 31, 2001 were $287 and
$4,198, respectively.

     The amounts retained by Waddell & Reed for the fiscal periods ended
June 30, 2001, March 31, 2001, March 31, 2000 and March 31, 1999 were, in the aggregate, $347,821, $1,976,286, $2,781,571 and $1,997,903, respectively.

     As described in the Prospectus, Waddell & Reed reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares. A major portion of the sales charge for Class A shares and the CDSC for Class B and Class C shares and for certain Class A shares may be paid to financial advisors and managers of Waddell & Reed and selling broker-
dealers. Waddell & Reed may compensate its financial advisors as to purchases for which there is no front-end sales or deferred sales charge.

     The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the
Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

     Under the Distribution and Service Plan (Plan) for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class
A shares, paid monthly, to reimburse Waddell & Reed for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to
Class A shareholders and/or maintenance of Class A shareholder accounts.

     Waddell & Reed offers the Fund's shares through its financial advisors, registered representatives and sales managers (sales force)and through other broker-dealers, banks and other appropriate intermediaries.

     In distributing shares through its sales force, Waddell & Reed will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Class A Plan permits Waddell & Reed to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed to be reimbursed for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers and other third parties who may regularly sell
Class A shares of the Fund, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares.

     Fees paid (or accrued) as service fees and distribution fees by the
Fund under the Class A Plan for the fiscal periods ended June 30, 2001 and
March 31, 2001 were $734,952 and $3,959,576 for service fees and $118,223 and $310,018 for distribution fees, respectively.

     Under the Plans adopted by the Fund for Class B shares and Class C shares, respectively, the Fund may pay Waddell & Reed a service fee of up to 0.25% of the Fund's average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class and a distribution fee of up to 0.75% of the Fund's average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, distributing the shares of that class. The Class B Plan and the Class C
Plan each permit Waddell & Reed to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     Fees paid (or accrued) as service fees and distribution fees by the
Fund under the Class B Plan for the fiscal periods ended June 30, 2001 and
March 31, 2001 were $ 24,067 and $96,020 for service fees and $72,200 and
$288,876 for distribution fees, respectively. Fees paid (or accrued) as service fees and distribution fees by the Fund under the Class C Plan for the fiscal periods ended June 30, 2001 and March 31, 2001 were $4,044 and
$16,868 for service fees and $12,131 and $50,782 for distribution fees, respectively.

     The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plans are the officers and Directors who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of
Waddell & Reed Financial, Inc., the indirect parent company of Waddell &
Reed. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed's activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goals of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plans will provide Waddell & Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class.

     To the extent that Waddell & Reed incurs expenses for which reimbursement or compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the
Waddell & Reed Advisors Funds or W&R Funds, Inc., Waddell & Reed typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

     As noted above, Class A shares, Class B shares and Class C shares are offered through Waddell & Reed and other broker-dealers. In addition to the dealer reallowance that may be applicable to Class A share purchases, as described in the Prospectus, Waddell & Reed may pay such broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV by clients of Legend
Equities Corporation (Legend), Waddell & Reed (or its affiliate) may pay
Legend 1.00% of net assets invested; 2) for the purchase of Class B shares,
Waddell & Reed (or its affiliate) may pay Legend 4.00% of net assets invested; 3) for the purchase of Class C shares, Waddell & Reed (or its affiliate) may pay Legend 1.00% of net assets invested.

     Each Plan was approved by the Fund's Board of Directors, including the
Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter, the Plan Directors). The
Class A Plan was also approved by the affected shareholders of the Fund.

     Among other things, each Plan provides that (1) Waddell & Reed will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (3) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (4) while the
Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan
Directors.

Custodial and Auditing Services

     The Fund's Custodian is UMB Bank, n.a., 928 Grand Boulevard, Kansas
City, Missouri. In general, the custodian is responsible for holding the
Fund's cash and securities. Deloitte & Touche LLP, 1010 Grand Boulevard,
Kansas City, Missouri, the Fund's independent auditors, audits the Fund's financial statements.

                PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The NAV of each class of the shares of the Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

     Class A shares of the Fund are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to
Waddell & Reed, the Fund's underwriter. The price makeup as of June 30,
2001, which is the most recent balance sheet included in this SAI, was as follows:

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $8.73
     Add:  selling commission (5.75% of offering
       price) ....................................    0.53
                                                     -----
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.26
                                                     =====

     The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable Class NAV next calculated following acceptance of a purchase request, in good order.
The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed or an authorized third party properly receives and accepts your order. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased. Shares are normally issued for cash only.

     Waddell & Reed need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

     The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days:  New Year's
Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day.

     The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-
party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value.
When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Directors.

     Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m.
Eastern time and the close for the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing purchase price or the asked price.

     When the Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

     Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot
(that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of
Directors. They are accounted for in the same manner as exchange-listed puts.

Minimum Initial and Subsequent Investments

     For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the Waddell & Reed Advisors Funds or W&R Funds, Inc. A $50
minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account or through a payroll deduction. A minimum initial investment of $25 is applicable to purchases made through payroll deductions or for certain retirement plan accounts of employees of Waddell & Reed, WRIMCO or their affiliates. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Funds in the
Waddell & Reed Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd
Portfolios, Inc.

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other eligible Class Y investors.

Reduced Sales Charges (Applicable to Class A shares only)

     Account Grouping

     Large purchases of Class A shares are subject to lower sales charges.
The schedule of sales charges appears in the Prospectus. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1.   Purchases by an individual for his or her own account (includes purchases under the Waddell & Reed Advisors Funds Revocable Trust
     Form);

2.   Purchases by that individual's spouse purchasing for his or her own account (includes Waddell & Reed Advisors Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4.   Purchases by that individual or his or her spouse for the account of their child under age 21;

5.   Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors
     Act (UGMA) account;

6.   Purchases by that individual or his or her spouse for his or her individual retirement account (IRA), salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended
     (the Code), provided that such purchases are subject to a sales charge
     (See Net Asset Value Purchases), tax-sheltered annuity account (TSA)
     or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7.   Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     For the foregoing categories, an individual's domestic partner may be treated as his or her spouse.

     Examples:

     A.   Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B.   H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C.   H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D.   X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. (If
          X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.)

     All purchases of Class A shares made for a participant in a multi-
participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:  H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:  H has established a Keogh plan; his wife, W, is a participant and they have hired one or more employees who also become
            participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through
            7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

     All purchases of Class A shares made under a qualified employee benefit plan of an incorporated business will be grouped. (A qualified employee benefit plan is established pursuant to Section 401 of the Code.)
All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. (An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer.)  All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example:  Corporation X sets up a defined benefit plan; its subsidiary,
          Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

     All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in
Account Grouping.

     Account grouping as described above is available under the following circumstances.

   One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example:  H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed is advised that the purchases are entitled to grouping.

   Rights of Accumulation

     If Class A shares are held in any account and an additional purchase of Class A shares is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the
NAV of the existing account as of the date the new purchase is accepted by
Waddell & Reed for the purpose of determining the availability of a reduced sales charge.

Example:  H is a current Class A shareholder who invested in the Fund three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original
          purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to Rights of Accumulation, the purchaser must inform Waddell & Reed that the purchaser is entitled to a reduced charge and provide Waddell & Reed with the name and number of the existing account(s) with which the purchase may be combined.

   Letter of Intent

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent (LOI). By signing an LOI form, which is available from Waddell & Reed, the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the LOI is accepted by
Waddell & Reed. Each purchase made from time to time under the LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of
Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example:  H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000.
          H has an IRA account and the Class A shares held under the IRA in the Fund have a NAV as of the date the LOI is accepted by Waddell
          & Reed of $15,000; H's wife, W, has an account in her own name invested in another fund in the Waddell & Reed Advisors Funds which charges the same sales load as the Fund, with a NAV as of the date of acceptance of the LOI of $10,000; H needs to invest
          $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of
          $100,000.

     A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan will be taken into account in determining the amount which must be invested under the LOI only if the contractual plan has been completed.

     The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held in escrow. If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held in escrow unless the purchaser makes payment of this amount to Waddell & Reed within twenty (20) days of Waddell & Reed's request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

     An LOI does not bind the purchaser to buy, or Waddell & Reed to sell, the shares covered by the LOI.

     With respect to LOIs for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the LOI, the initial investment must be at least $200,000.

     The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

     LOIs are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

   Other Funds in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and
  Waddell & Reed InvestEd Portfolios, Inc.

     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Waddell &
Reed Advisors Funds, the W&R Funds, Inc. and Waddell & Reed InvestEd
Portfolios, Inc. subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors
Funds, the W&R Funds, Inc. and/or Waddell & Reed InvestEd Portfolios, Inc.
subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Waddell & Reed Advisors Cash Management, Inc., Waddell & Reed Advisors
Municipal Money Market Fund, Inc. or W&R Funds, Inc. Money Market Fund that were acquired by exchange of another Waddell & Reed Advisors Fund, W&R
Funds, Inc. or Waddell & Reed InvestEd Portfolios, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

Net Asset Value Purchases of Class A Shares

     Class A shares of the Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell &
Reed established for any of these eligible purchasers may also be at NAV.
Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at
NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from Waddell & Reed, or from an affiliated company with a vested interest in any Employee Benefit plan sponsored by Waddell & Reed or any of its affiliated companies. Financial advisors include retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from
Waddell & Reed, a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

     Until December 31, 2002, Class A shares may also be purchased at NAV by persons who are clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within 60 days of such redemption.

     Purchases of Class A shares in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records, may be made at NAV.

     Purchases of Class A shares in retirement plan accounts held in the
Waddell & Reed Advisors Retirement Plan, offered and distributed by
Nationwide Investment Services Corporation through Nationwide Trust
Company, FSB retirement programs, may be made at NAV.

     Direct Rollovers from the Waddell & Reed Advisors Retirement Plan may be made at NAV.

     Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Reasons for Differences in the Public Offering Price of Class A Shares

     As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation.
See the table of sales charges in the Prospectus for the Class A shares.
The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the
National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (3)
they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows.
Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Waddell & Reed Advisors Funds and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940
Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the
NAV per share of all shares sold or issued.

Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds,
W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc.

     Class A Share Exchanges

     Once a sales charge has been paid on Class A shares of a fund in the
Waddell & Reed Advisors Funds, the W&R Funds, Inc. or Waddell & Reed
InvestEd Portfolios, Inc., these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for Class
A shares of another fund in the Waddell & Reed Advisors Funds, the W&R
Funds, Inc. or Waddell & Reed InvestEd Portfolios, Inc. The shares you exchange must be worth at least $100 or you must already own shares of the fund in the Waddell & Reed Advisors Funds, the W&R Funds, Inc. or Waddell &
Reed InvestEd Portfolios, Inc. into which you want to exchange.

     You may exchange Class A shares you own in another fund in the Waddell
& Reed Advisors Funds, the W&R Funds, Inc. or Waddell & Reed InvestEd
Portfolios, Inc. for Class A shares of the Fund without charge if (1) a sales charge was paid on these shares, or (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

     Shares of Waddell & Reed Advisors Municipal Bond Fund, Inc., Waddell &
Reed Advisors Government Securities Fund, Inc., Waddell & Reed Advisors
Municipal High Income Fund, Inc., W&R Funds, Inc. Municipal Bond Fund and
W&R Funds, Inc. Limited-Term Bond Fund are the exceptions and special rules apply. Class A shares of any of these funds may be exchanged for Class A shares of the Fund only if (1) you received those shares as a result of one or more exchanges of shares on which a maximum sales charge was originally paid (currently, 5.75%), or (2) the shares have been held from the date of original purchase for at least six months.

     Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash
Management, Inc. or Class A shares of Waddell & Reed Advisors Municipal
Money Market Fund, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class A shares of the fund. The shares of Waddell
& Reed Advisors Cash Management, Inc. or Waddell & Reed Advisors Municipal
Money Market Fund, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different funds in the Waddell & Reed Advisors Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing
Class Y shares.

     Class B Share Exchanges

     You may exchange Class B shares of the Fund for Class B shares of other funds in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and/or
Waddell & Reed InvestEd Portfolios, Inc. without charge.

     The redemption of the Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class B shares of Waddell &
Reed Advisors Cash Management, Inc. or Waddell & Reed Advisors Municipal
Money Market Fund, Inc. automatically exchanged each month into Class B shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class B shares of the fund. The shares of Waddell
& Reed Advisors Cash Management, Inc. or Waddell & Reed Advisors Municipal
Money Market Fund, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     Class C Share Exchanges

     You may exchange Class C shares of the Fund for Class C shares of other funds in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and/or
Waddell & Reed InvestEd Portfolios, Inc. without charge.

     The redemption of the Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class C shares of Waddell &
Reed Advisors Cash Management, Inc. or Waddell & Reed Advisors Municipal
Money Market Fund, Inc. automatically exchanged each month into Class C shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class C shares of the fund. The shares of Waddell
& Reed Advisors Cash Management, Inc. or Waddell & Reed Advisors Municipal
Money Market Fund, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     Class Y Share Exchanges

     Class Y shares of the Fund may be exchanged for Class Y shares of any other fund in the Waddell & Reed Advisors Funds or W&R Funds, Inc. or for
Class A shares of Waddell & Reed Advisors Cash Management, Inc. or Class A
shares of Waddell & Reed Advisors Municipal Money Market Fund, Inc.

     General Exchange Information

     The exchange will be made at the NAVs next determined after receipt of your written request in good order by the Fund. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

     These exchange rights may be eliminated or modified at any time by the
Fund, upon notice in certain circumstances. The Fund may limit activity deemed to be market timing by restricting the amount of exchanges permitted by a shareholder.

Retirement Plans and Other Tax-Deferred Accounts

     Your account may be set up as a funding vehicle for a retirement plan.
For individual taxpayers meeting certain requirements, Waddell & Reed offers model or prototype documents for the following retirement plans. All of these plans involve investment in shares of the Fund (or shares of certain other funds in the Waddell & Reed Advisors Funds or W&R Funds,
Inc.). The dollar limits specified below are for 2001 and may change for subsequent years.

     Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000 (provided the investor has not reached age 70 1/2). For a married couple, the annual maximum is
$4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.
Generally, the contributions are deductible unless: 1) the investor (or, if married, either spouse) is an active participant in an employer-sponsored retirement plan; or 2) their adjusted gross income exceeds certain levels.
A married investor who is not an active participant, who files jointly with his or her spouse and whose combined adjusted gross income does not exceed
$150,000 is not affected by his or her spouse's active participant status.

     An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan
(including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed.

     Roth IRAs.Investors having eligible earned income and whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels, may establish and contribute up to $2,000 per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs).
For a married couple, the annual maximum is $4,000 ($2,000 for each spouse)
or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.

     In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth
IRA and any of the investor's traditional IRAs may be converted into a Roth
IRA; these rollover distributions and conversions are, however, subject to
Federal income tax.

     Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

     Coverdell Education Savings Accounts (formerly, Education IRAs).
Although not technically for retirement savings, Coverdell Education
Savings Accounts provide a vehicle for saving for a child's higher education. A Coverdell Education Savings Account may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $500 to an Coverdell Education
Savings Account (or to each of multiple Coverdell Education Savings
Accounts), provided that no more than $500 may be contributed for any year to Coverdell Education Savings Accounts for the same beneficiary.
Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or certain members of his or her family).

     Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally an employer may contribute up to 15% of compensation, subject to certain maximums, per year for each employee.

     Savings Incentive Match Plans for Employees (SIMPLE Plans).An
employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may sponsor a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans.
SIMPLE plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

     Keogh Plans.Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25%
of his or her annual earned income, with an annual maximum of $30,000.

     457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

     TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system, a church or certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b)(7) of the
Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

     Pension and Profit-Sharing Plans, including 401(k) Plans. With a
401(k) plan, employees can make tax-deferred contributions to a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Flexible Withdrawal Service for Class A, Class B and Class C Shareholders

     If you qualify, you may arrange to receive through the Flexible
Withdrawal Service (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class
C shares that you own of the Fund or of any of the funds in the Waddell &
Reed Advisors Funds or W&R Funds, Inc. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class
B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a
CDSC provided the amount withdrawn does not, annually, exceed 24% of the account value. Applicable forms to start the Service are available through
Waddell & Reed Services Company.

     The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The
Service, and this exclusion from the deferred sales charge, do not apply to a one-time withdrawal.

     To qualify for the Service, you must have invested at least $10,000 in
Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc.; or, you must own
Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

     You can choose to have shares redeemed to receive:

     1. a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-
twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     Retirement plan accounts may be subject to a fee imposed by the Plan
Custodian for use of the Service.

     If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

     The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease.
When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The
Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Redemptions

     The Prospectus gives information as to redemption procedures.
Redemption payments are made within seven (7) days from receipt of request in good order, unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Fund may be made in portfolio securities when the Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the value used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities.
The Fund, however, has elected to be governed by Rule 18f-1 under the 1940
Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

     The Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the
NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five (45) days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of the Fund. You do not lose this privilege by redeeming Class A shares to invest the proceeds at NAV in a Keogh plan or an IRA.

     There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated after you have returned the amount. Your written request to do this must be received within forty-five (45) days after your redemption request was received. You can do this only once as to Class B and Class C shares of the
Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

     The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The
Board of Directors has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted sixty (60)
days to bring their accounts up to the minimum before this redemption is processed.

                          DIRECTORS AND OFFICERS

     The day-to-day affairs of the Fund are handled by outside
organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell &
Reed.

     The principal occupation during the past five years of each Director and officer of the Fund is stated below. Each of the persons listed through and including Mr. Vogel is a member of the Board of Directors. The other persons are officers but are not members of the Board of Directors. For purposes of this section, the term Fund Complex includes each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R
Target Funds, Inc., W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios,
Inc. Each of the Directors is also a Director of each of the other funds in the Fund Complex and each of the officers is also an officer of one or more of the funds in the Fund Complex.

KEITH A. TUCKER*
     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief
Executive Officer and Director of Waddell & Reed Financial, Inc.;
President, Chairman of the Board of Directors, Director and Chief Executive
Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board
of Directors and Director of WRIMCO, Waddell & Reed and Waddell & Reed
Services Company; Chairman of the Board of Directors and Director of
Waddell & Reed Development, Inc. and Waddell & Reed Distributors, Inc.;
formerly, President of each of the funds in the Fund Complex; formerly,
Chairman of the Board of Directors of Waddell & Reed Asset Management
Company, a former affiliate of WRIMCO; formerly, Principal Financial
Officer of Waddell & Reed Financial, Inc.; formerly, Director of
Southwestern Life Corporation; formerly, Director of the Board of Directors of Vesta Insurance Group, Inc. Date of birth:  February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
     Dean and Professor of Law, Washburn University School of Law;
Director, AmVestors CBO II Inc. Date of birth:  October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
     President and Director of JoDill Corp., an agricultural company;
President and Director of Dillingham Enterprises Inc.; Advisory Director,
UMB Northland; formerly, Director and consultant, McDougal Construction
Company; formerly, Instructor at Central Missouri State University;
formerly, Senior Vice President-Sales and Marketing of Garney Companies,
Inc., a specialty utility contractor. Date of birth:  January 9, 1939.

DAVID P. GARDNER
2441 Iron Canyon Drive
Park City, Utah  84060
     Director of Fluor Corp., an international engineering, construction and management services company; Director of Digital Ventures, an internet company; Director of Charitable Way, an internet company; Director of
Campus Pipeline, an internet company; formerly, Chairman and Chief
Executive Officer of George S. and Delores Dor'e Eccles Foundation;
formerly, Director of First Security Corp., a bank holding company;
formerly, President of William and Flora Hewlett Foundation; formerly,
President of the University of California; formerly, President of the
University of Utah. Date of birth:  March 24, 1933.

LINDA K. GRAVES
1 South West Cedar Crest Road
Topeka, Kansas  66606
     First Lady of Kansas; Director of Greater Kansas City Community
Foundation; Chairman and Director of Community Foundation of Johnson
County; Director, First Vice President and Member of Executive Committee of
Friends of Cedar Crest Association; Commissioner, White House Commission of
Presidential Scholars; formerly, shareholder, Levy & Craig P.C., a law firm. Date of birth:  July 29, 1953.

JOSEPH HARROZ, JR.
2511 McGee Drive
Norman, Oklahoma  73072
     Vice President and General Counsel of the Board of Regents at the
University of Oklahoma; Adjunct Professor of Law at the University of
Oklahoma College of Law; Managing Member, Harroz Investments, L.L.C.;
formerly, Vice President for Executive Affairs of the University of
Oklahoma; formerly, Attorney with Crowe & Dunlevy, a law firm. Date of birth:  January 17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; Director of Central Financial
Corporation; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a
law firm; formerly, Director of Central Properties, Inc. Date of birth:
December 11, 1919.

ROBERT L. HECHLER*
     President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President and Director of
Waddell & Reed Financial, Inc.; Executive Vice President, Chief Operating
Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.;
Executive Vice President, Principal Financial Officer, Director and
Treasurer of WRIMCO; President, Chief Executive Officer, Principal
Financial Officer, Director and Treasurer of Waddell & Reed; Director and
Treasurer of Waddell & Reed Services Company; President, Treasurer and
Director of Waddell & Reed Distributors, Inc.; President and Director of
Waddell & Reed Development, Inc.; Chairman of the Board of Directors, Chief
Executive Officer, President and Director of Fiduciary Trust Company of New
Hampshire, an affiliate of Waddell & Reed; Director of Legend Group
Holdings, LLC, Legend Advisory Corporation, Legend Equities Corporation,
Advisory Services Corporation, The Legend Group, Inc. and LEC Insurance
Agency, Inc., affiliates of Waddell & Reed Financial, Inc.; formerly, Vice
President of each of the funds in the Fund Complex; formerly, Director and
Treasurer of Waddell & Reed Asset Management Company; formerly, President of Waddell & Reed Services Company; formerly, Vice President of Waddell &
Reed Financial Services, Inc. Date of birth:  November 12, 1936.

HENRY J. HERRMANN*
     Vice President of the Fund and each of the other funds in the Fund
Complex; President, Chief Investment Officer, and Director of Waddell &
Reed Financial, Inc.; Executive Vice President, Chief Investment Officer
and Director of Waddell & Reed Financial Services, Inc.; Director of
Waddell & Reed; President, Chief Executive Officer, Chief Investment
Officer and Director of WRIMCO; Director of Waddell & Reed Development,
Inc.; Chairman of the Board of Directors and Director of Austin, Calvert &
Flavin, Inc., an affiliate of WRIMCO; formerly, Treasurer of Waddell & Reed
Financial, Inc.; formerly, Vice President of Waddell & Reed Financial
Services, Inc.; formerly, President, Chief Executive Officer, Chief
Investment Officer and Director of Waddell & Reed Asset Management Company.
Date of birth:  December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
     Retired; formerly, Director and Chief Executive Officer of John Alden
Financial Corporation and its subsidiaries. Date of birth:  February 19,
1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
     Retired; formerly, Chairman of the Board of Directors and President of
each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President,
Director and Chief Executive Officer of WRIMCO and Waddell & Reed;
formerly, Chairman of the Board of Directors of Waddell & Reed Services
Company. Date of birth:  April 27, 1928.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
     Shareholder and Director, Polsinelli Shalton & Welte, a law firm;
Director of Columbian Bank and Trust. Date of birth:  April 9, 1953.

ELEANOR B. SCHWARTZ
1213 West 95th Court, Chartwell 4
Kansas City, Missouri  64114
     Professor, University of Missouri-Kansas City; formerly, Chancellor,
University of Missouri-Kansas City. Date of birth:  January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired. Date of birth:  August 7, 1935.

Daniel C. Schulte
     Vice President, Assistant Secretary and General Counsel of the Fund
and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial, Inc.; Senior Vice
President, Secretary, Director and General Counsel of Waddell & Reed
Financial Services, Inc.; Senior Vice President, Secretary and General
Counsel of Waddell & Reed, Inc., WRIMCO and Waddell & Reed Services
Company; Secretary, Director and General Counsel of Fiduciary Trust Company
of New Hampshire; Assistant Secretary of Austin, Calvert & Flavin, Inc.;
formerly, Assistant Secretary of Waddell & Reed Financial, Inc.; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. Date of birth:  December 8, 1965.

Kristen A. Richards
     Vice President, Secretary and Associate General Counsel of the Fund
and each of the other funds in the Fund Complex; Vice President, Associate
General Counsel and Chief Compliance Officer of WRIMCO; formerly, Assistant
Secretary of the Fund and each of the other funds in the Fund Complex;
formerly, Compliance Officer of WRIMCO. Date of birth:  December 2, 1967.

Theodore W. Howard
     Vice President, Treasurer and Principal Accounting Officer of the Fund
and each of the other funds in the Fund Complex; Senior Vice President of
Waddell & Reed Services Company; formerly, Vice President of Waddell & Reed
Services Company. Date of birth:  July 18, 1942.

Kimberly Scott
     Vice President of the Fund and another fund in the Fund Complex; Vice
President of WRIMCO. Date of birth:  January 27, 1960.

     The address of each person is 6300 Lamar Avenue, P. O. Box 29217,
Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     The Directors who may be deemed to be interested persons as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed or WRIMCO are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director
Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Fund for at least five years which need not have been consecutive. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Fund. Messrs. Henry L. Bellmon, Jay B.
Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as
Directors of the Fund and of each of the funds in the Fund Complex, and each serves as Director Emeritus.

     The funds in the Waddell & Reed Advisors Funds, W&R Target Funds,
Inc., W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. pay to
each Director (other than Directors who are affiliates of Waddell & Reed)
effective January 1, 2000, an annual base fee of $52,000 plus $3,250 for each meeting of the Board of Directors attended, plus reimbursement of expenses for attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting. The fees to the Directors are divided among the funds in the Waddell & Reed
Advisors Funds, W&R Target Funds, Inc. and W&R Funds, Inc. based on each fund's relative size. During the fiscal year ended June 30, 2001, the
Directors received the following fees for service as a director:

                            COMPENSATION TABLE+

                                                         Total
                         Aggregate                    Compensation
                        Compensation                   From Fund
                            From                        and Fund
Director                    Fund                       Complex[1]
--------                 ------------                   ------------
Robert L. Hechler         $    0                            $0
Henry J. Herrmann              0                             0
Keith A. Tucker                0                             0
James M. Concannon         3,455                        65,000
John A. Dillingham         3,455                        65,000
David P. Gardner           3,425                        65,000
Linda K. Graves            3,455                        65,000
Joseph Harroz, Jr.         3,378                        65,000
John F. Hayes              3,299                        61,750
Glendon E. Johnson         3,455                        65,000
William T. Morgan          3,301                        65,000
Frank J. Ross, Jr.         3,425                        65,000
Eleanor Schwartz           3,455                        65,000
Frederick Vogel III        3,455                        65,000

+The Fund has changed its fiscal year end from March 31 to June 30; because its most recent annual data is for a three month period, the data is this table is an estimate for the next fiscal year based on the twelve months ended June 30, 2001.
[1]No pension or retirement benefits have been accrued as a part of Fund expenses.

     The officers are paid by WRIMCO or its affiliates.

Shareholdings

     As of September 30, 2001, all of the Directors and officers of the
Fund, as a group, owned less than 1% of the outstanding shares of the Fund.
The following table sets forth information with respect to the Fund, as of
September 30, 2001, regarding the ownership of Fund shares.

                                       Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record     Percent
-------------------        -----        ------------     -------

Sheldon & Co -           Class Y        114,736            7.00%
  Nominee for
National City Bank Ttee
FBO Carbide/Graphite Grp Inc
Unallocated Assets 401(k) Plan
P O Box 94984
Cleveland OH  44101-4984

Waddell & Reed           Class Y         90,354            5.52%
  Financial Inc
SERP Account
Attn:  Ty Towery
P O Box 29217
Shawnee Mission KS  66201-9217

Waddell & Reed           Class Y        882,180           53.85%
  Financial, Inc.
401(k) and Thrift Plan
6300 Lamar Avenue
Overland Park KS  66201

Compass Bank Tr          Class Y        209,073           12.76%
Profit Sharing Plan
FBO Torchmark Corp
  Savings & Investment Plan
Attn:  Wayne Laugevin
15 20th St S Fl 8
Birmingham AL  35233-2000

                         PAYMENTS TO SHAREHOLDERS

General

     There are three sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities the Fund holds less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The third source is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains and net realized gains from certain foreign currency transactions are called dividends.

     The Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gains, depending on whether securities are sold and at what price. If the Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains. It is the policy of the Fund to make annual capital gains distributions to the extent that net capital gains are realized in excess of available capital loss carryovers.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (1) you want cash for your dividends and/or distributions or (2) you want your dividends and/or distributions paid in shares of the Fund of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five (5) dollars will be automatically paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid.
All payments in shares are at NAV without any sales charge. The NAV used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

     Even if you receive dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at NAV next calculated after receipt by Waddell & Reed of the amount clearly identified as a reinvestment. The reinvestment must be within forty-five (45) days after the payment.

                                   TAXES

General

     The Fund has qualified since inception for treatment as a regulated investment company (RIC) under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income
(consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (Distribution Requirement) and must meet several additional requirements. These requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies (Income Requirement); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S.
Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (50%
Diversification Requirement); and (3) at the close of each quarter of the
Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains, as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     Dividends and distributions declared by the Fund in December of any year and payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders in
December even if they are paid by the Fund during the following January.
Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December falls.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares.
Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

     The Fund will be subject to a nondeductible 4% excise tax (Excise Tax)
to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next calendar year net capital losses incurred between
November 1 and the end of the current calendar year. It is the policy of the Fund to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax.

Income from Foreign Securities

     Dividends and interest received, and gains realized, by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     The Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:  (1) at least 75% of its gross income is passive or (2) an average of at least 50%
of its assets produce, or are held for the production of, passive income.
Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any excess distribution received on the stock of a PFIC or of any gain on disposition of the stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If the Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax
-- even if those earnings and gain were not distributed to the Fund by the
QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The Fund may elect to mark to market its stock in any PFIC. Marking-
to-market, in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss)
the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the
Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

     Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the
Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Financial Instruments and Foreign Currencies

     The use of hedging and option income strategies, such as writing
(selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Any income the Fund earns from writing options is treated as short-
term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

     Certain futures contracts, forward currency contracts and listed non-
equity options (such as those on a securities index) in which the Fund may invest will be section 1256 contracts. Section 1256 contracts the Fund holds at the end of its taxable year, other than contracts subject to a mixed straddle election the Fund made, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-
market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the
Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

     Code section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which the Fund may invest. That section defines a straddle as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-
market rules discussed above. The regulations under section 1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If the
Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made.
Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

     If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument
(other than straight debt) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Zero Coupon and Payment-in-Kind Securities

     The Fund may acquire zero coupon or other securities issued with OID.
As the holder of those securities, the Fund must include in its income the
OID that accrues on the securities during the taxable year, even if the
Fund receives no corresponding payment on the securities during the year.
Similarly, the Fund must include in its gross income securities it receives as interest on payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management
Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the Waddell & Reed
Advisors Funds, W&R Target Funds, Inc. and W&R Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO),
WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b)
within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as the fund's or advisory account's investments strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

     In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

     To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

     Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1)
advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by WRIMCO.

     Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of
WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase. The Fund may also use its brokerage to pay for pricing or quotation services to value securities.

     During the Fund's fiscal periods ended June 30, 2001, March 31, 2001,
March 31, 2000 and March 31, 1999, it paid brokerage commissions of
$448,196, $1,789,462, $1,998,149 and $457,817, respectively. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which the Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by
it.

     During the Fund's fiscal period ended June 30, 2001, the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution totaled $176,982,251 on which $308,198 in brokerage commissions were paid. For the fiscal period ended March 31, 2001, the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution totaled $801,722,682 on which $1,033,722 in brokerage commissions were paid. These transactions were allocated to these broker-
dealers by the internal allocation procedures described above.

     The Fund, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-
clearance requirements and reporting obligations.

                             OTHER INFORMATION

The Shares of the Fund

     The Fund offers four classes of its shares:  Class A, Class B, Class C and Class Y. Each class represents an interest in the same assets of the
Fund and differ as follows:  each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC; Class B and
Class C are subject to a CDSC and to ongoing distribution and service fees;
Class B shares that have been held by a shareholder for eight years will convert, automatically, eight years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares, which in turn are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

     The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

THE INVESTMENTS OF NEW CONCEPTS FUND
June 30, 2001
                                              Shares        Value
COMMON STOCKS
Building Materials and Garden Supplies - 0.87%
Fastenal Company ........................    210,000  $ 12,986,400
                                                      ------------

Business Services - 17.07%
AOL Time Warner Inc.* ...................    825,000    43,725,000
Acxiom Corporation* .....................    333,900     4,243,869
Alliance Data Systems Corporation* ......    120,900     1,813,500
Arbitron Inc.* ..........................    345,000     8,314,500
Brocade Communications Systems, Inc.* ...    276,000    12,052,920
CheckFree Corporation* ..................  1,023,800    35,996,808
Digital Insight Corporation* ............    571,900    12,067,090
eBay Inc.* ..............................    793,000    54,221,375
Getty Images, Inc.* .....................    459,600    12,066,798
Interpublic Group of Companies,
  Inc. (The).............................    928,000    27,236,800
Intuit Inc.* ............................    619,000    24,756,905
TMP Worldwide Inc.* .....................    282,000    16,867,830
Total System Services, Inc. .............     61,100     1,735,240
                                                      ------------
                                                       255,098,635
                                                      ------------

Chemicals and Allied Products - 8.27%
Biogen, Inc.* ...........................    844,000    45,854,520
Estee Lauder Companies Inc. (The),
  Class A................................    174,000     7,499,400
Genzyme Corporation -
  General Division (A)*..................    742,400    45,472,000
IVAX Corporation* .......................    635,000    24,765,000                                                        ------------
                                                      ------------
                                                       123,590,920
                                                      ------------

Communication - 8.94%
Adelphia Communications Corporation,
  Class A*...............................    740,000    30,081,000
Charter Communications, Inc.* ...........  1,678,150    39,428,134
Cox Radio, Inc., Class A* ...............    308,900     8,602,865
Nextel Communications, Inc.* ............    617,600    10,823,440
Research In Motion Limited* .............    355,000    11,404,375
Sprint Corporation - PCS Group* .........  1,379,000    33,302,850
                                                      ------------
                                                       133,642,664
                                                      ------------

              See Notes to Schedule of Investments on page .
THE INVESTMENTS OF NEW CONCEPTS FUND
June 30, 2001
                                              Shares        Value
COMMON STOCKS (Continued)
Depository Institutions - 5.34%
Charter One Financial, Inc. .............    323,000   $10,303,700
Concord EFS, Inc.* ......................    969,350    50,411,047
Synovus Financial Corp. .................    610,100    19,144,938
                                                      ------------
                                                        79,859,685
                                                      ------------

Electric, Gas and Sanitary Services - 3.80%
Citizens Communications Company* ........  1,183,700    14,239,911
El Paso Corporation .....................     811,000   42,609,940
                                                      ------------
                                                        56,849,851
                                                      ------------

Electronic and Other Electric Equipment - 6.66%
ADC Telecommunications, Inc.* ...........  2,731,000    17,956,325
Altera Corporation* .....................    297,000     8,583,300
Cypress Semiconductor Corporation* ......    637,000    15,192,450
Lattice Semiconductor Corporation* ......  1,521,000    37,568,700
McData Corporation, Class A* ............    657,800    11,758,175
McData Corporation, Class B* ............    201,000     4,120,500
Network Appliance, Inc.* ................    312,000     4,272,840
                                                      ------------
                                                        99,452,290
                                                      ------------

Engineering and Management Services - 0.97%
KPMG Consulting, Inc.* ..................    943,350    14,485,139
                                                      ------------

General Merchandise Stores - 1.45%
Dollar General Corporation ..............  1,107,000    21,586,500
                                                      ------------

Holding and Other Investment Offices - 0.78%
Nasdaq-100 Index Tracking Stock* ........    256,000    11,699,200
                                                       ------------

Industrial Machinery and Equipment - 4.86%
Baker Hughes Incorporated ...............  1,119,300    37,496,550
Cisco Systems, Inc.* ....................    480,000     8,731,200
Cooper Cameron Corporation* .............    472,000    26,337,600
                                                      ------------
                                                        72,565,350
                                                       ------------

             See Notes to Schedule of Investments on page .
THE INVESTMENTS OF NEW CONCEPTS FUND
June 30, 2001

                                               Shares       Value

COMMON STOCKS (Continued)
Instruments and Related Products - 1.12%
Biomet, Inc. ............................   348,000   $ 16,723,140
                                                      ------------

Insurance Agents, Brokers and Service - 1.21%
Hartford Financial Services
  Group Inc. (The).......................   264,000     18,057,600
                                                      ------------

Miscellaneous Retail - 0.29%
Rite Aid Corporation* ...................   484,050      4,356,450
                                                      ------------

Oil and Gas Extraction - 3.74%
Burlington Resources Incorporated .......   835,000     33,358,250
Noble Affiliates, Inc. ..................   637,000     22,517,950
                                                       ------------
                                                        55,876,200
                                                       ------------

Printing and Publishing - 1.04%
Martha Stewart Living Omnimedia, Inc.* ..   671,500     15,511,650
                                                      ------------

Real Estate - 1.23%
homestore.com, Inc.* ....................   518,200     18,331,325
                                                       ------------

Transportation Equipment - 1.61%
Harley-Davidson, Inc. (A) ...............   510,000     24,010,800
                                                      ------------

Trucking and Warehousing - 1.20%
Iron Mountain Incorporated* .............   400,000     17,936,000
                                                      ------------

TOTAL COMMON STOCKS - 70.45%                        $1,052,619,799
(Cost: $824,093,636)

              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF NEW CONCEPTS FUND
June 30, 2001

                                           Principal
                                          Amount in
                                           Thousands       Value
SHORT-TERM SECURITIES
Commercial Paper
Auto Repair, Services and Parking - 1.00%
PHH Corp.:
  4.05%, 7-19-01.........................   $10,000  $ 9,979,750
  4.0%, 8-21-01..........................     5,000    4,971,667
                                                    ------------
                                                      14,951,417
                                                    ------------

Chemicals and Allied Products - 6.04%
Abbott Laboratories:
  3.8%, 7-5-01...........................    15,000   14,993,667
  4.1%, 7-5-01...........................    10,000    9,995,445
Glaxo Wellcome PLC,
  3.94%, 7-9-01..........................    14,000   13,987,742
Merck & Co., Inc.:
  3.88%, 7-2-01..........................    20,000   19,997,844
  3.95%, 7-2-01..........................    17,305   17,303,101
Pfizer Inc.,
  3.92%, 7-12-01.........................    14,000   13,983,231

                                                    ------------
                                                      90,261,030
                                                    ------------

Communication - 2.67%
BellSouth Corporation,
  3.92%, 7-6-01..........................    20,000   19,989,111
SBC Communications Inc.,
  3.99%, 7-3-01..........................    20,000   19,995,567

                                                    ------------
                                                      39,984,678
                                                    ------------
Depository Institutions - 1.34%
Svenska Handelsbanken Inc.,
  3.93%, 7-9-01..........................    20,000   19,982,533
                                                    ------------

Electric, Gas and Sanitary Services - 1.00%
Kansas City Power & Light Co.,
  4.3%, 7-17-01..........................    15,000   14,971,333
                                                     ------------

               See Notes to Schedule of Investments on page .

THE INVESTMENTS OF NEW CONCEPTS FUND
June 30, 2001

                                           Principal
                                          Amount in
                                           Thousands       Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
Food and Kindred Products - 0.69%
General Mills, Inc.,
   3.9%, Master Note......................     $  788  $    788,000
Heinz (H.J.) Co.,
   3.97%, 7-9-01..........................      9,530     9,521,593
                                                       ------------
                                                         10,309,593
                                                       ------------

Forestry - 0.86%
Weyerhaeuser Co.,
   4.0%, 8-3-01...........................     12,880    12,832,773
                                                       ------------

General Merchandise Stores - 2.56%
May Department Stores Co.,
   3.91%, 7-6-01..........................     13,152    13,144,858
Wal-Mart Stores, Inc.,
   3.62%, 7-24-01.........................     25,125    25,066,892
                                                       ------------
                                                         38,211,750
                                                       ------------

Heavy Construction, Excluding Building - 0.67%
Halliburton Company,
   3.91%, 7-18-01.........................     10,000     9,981,536
                                                       ------------

Industrial Machinery and Equipment - 2.17%
Hewlett-Packard Company:
   3.73%, 7-12-01.........................     20,000    19,977,206
   3.94%, 7-17-01.........................     12,500    12,478,111
                                                       ------------
                                                         32,455,317
                                                       ------------

Instruments and Related Products - 0.67%
Emerson Electric Co.,
   4.02%, 7-6-01..........................     10,000     9,994,417
                                                       ------------

               See Notes to Schedule of Investments on page .

THE INVESTMENTS OF NEW CONCEPTS FUND
June 30, 2001
                                          Principal
                                          Amount in
                                           Thousands       Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
Insurance Carriers - 2.62%
USAA Capital Corp.:
   3.65%, 7-10-01.........................    $28,000 $ 27,974,450
   3.8%, 7-18-01..........................     11,157   11,136,979
                                                      ------------
                                                        39,111,429
                                                      ------------

Nondepository Institutions - 2.76%
Deere (John) Capital Corp.,
   3.7%, 7-23-01..........................     10,000    9,977,389
PACCAR Financial Corp.,
   3.62%, Master Note.....................      3,383    3,383,000
Transamerica Finance Corp.:
   3.93%, 7-5-01..........................     15,000   14,993,450
   3.95%, 7-5-01..........................     12,900   12,894,338
                                                       ------------
                                                        41,248,177
                                                      ------------

Paper and Allied Products - 1.54%
Kimberly-Clark Corporation,
   3.92%, 7-12-01.........................     23,027   22,999,419
                                                      ------------

Printing and Publishing - 1.30%
Tribune Co.:
   3.62%, 8-1-01..........................      8,550    8,523,348
   3.74%, 8-3-01..........................     11,000   10,962,288
                                                      ------------
                                                        19,485,636
                                                      ------------

Transportation Equipment - 0.67%
Textron Inc.,
   3.75%, 7-13-01.........................     10,000    9,987,500
                                                      ------------

Wholesale Trade - Nondurable Goods - 0.67%
Enron Corp.,
   3.9%, 7-13-01..........................     10,000    9,987,000
                                                      ------------

Total Commercial Paper - 29.23%                        436,755,538

             See Notes to Schedule of Investments on page .

THE INVESTMENTS OF NEW CONCEPTS FUND
June 30, 2001

                                             Principal
                                             Amount in
                                             Thousands       Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (backed by irrevocable bank
letter of credit) - 0.67%
Nondepository Institutions
ED&F Man Finance Inc. (Rabobank Nederland),
   3.98%, 7-16-01.........................    $10,000   $  9,983,417
                                                        ------------

Municipal Obligation - 0.43%
California
California Pollution Control Financing
  Authority, Environmental Improvement
  Revenue Bonds, Shell Oil Company Project,
  Series 1998A (Taxable),
   4.15%, 7-2-01..........................      6,493      6,493,000
                                                        ------------

TOTAL SHORT-TERM SECURITIES - 30.33%                   $ 453,231,955
(Cost: $453,231,955)

TOTAL INVESTMENT SECURITIES - 100.78%                 $1,505,851,754
(Cost: $1,277,325,591)

LIABILITIES, NET OFCASH AND OTHER ASSETS - (0.78%)       (11,611,855)

NET ASSETS - 100.00%                                  $1,494,239,899

Notes To Schedule of Investments
  *No income dividends were paid during the preceding 12 months.
(A)As of June 30, 2001, the following written call options were outstanding
   (See Note 6 to financial statements):

                      Contracts
    Underlying        Subject     Expiration Month/ Premium     Market
    Security          to Call     Exercise Price    Received    Value
------------------ -------------  -----------------  -------    ------
Genzyme Corporation -
 General Division     3,716         August/60    $583,392  $1,337,760
Harley-Davidson, Inc. 1,700         August/45     266,891     748,000
                      -----                     ---------   ---------
                      5,416                      $850,283  $2,085,760
                      -----                     ---------   ---------

  See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
  See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
NEW CONCEPTS FUND
June 30, 2001
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value
   (Notes 1 and 3)...................................... $1,505,852
Cash ..................................................           1
Receivables:
  Fund shares sold.....................................         857
  Dividends and interest...............................         455
Prepaid insurance premium .............................          10
                                                         ----------
   Total assets .......................................   1,507,175
LIABILITIES                                              ----------
Payable for investment securities purchased ...........       7,882
Payable to Fund shareholders ..........................       2,148
Outstanding call options at market (Note 6) ...........       2,086
Accrued transfer agency and dividenddisbursing (Note 2)         404
Accrued service fee (Note 2) ..........................         246
Accrued management fee (Note 2) .......................          66
Accrued distribution fee (Note 2) .....................          42
Accrued accounting services fee (Note 2) ..............          10
Other  ..............................................            51
                                                         ----------
   Total liabilities ..................................      12,935
                                                         ----------
     Total net assets..................................  $1,494,240
NET ASSETS                                               ==========
$1.00 par value capital stock
  Capital stock........................................ $   171,343
  Additional paid-in capital...........................   1,197,225
Accumulated undistributed income (loss):
  Accumulated undistributed net investment income......           6
  Distribution in excess of net realized loss
   on investment transactions .........................    (101,625)
  Net unrealized appreciation in value of investments..     228,526
  Net unrealized depreciation in value of written call
   options ............................................      (1,235)
   Net assets applicable to outstanding units            ----------
     of capital....................................      $1,494,240
Net asset value per share (net assets divided            ==========
by shares outstanding):
Class A ...........................................           $8.73
Class B ...........................................           $8.52
Class C ...........................................           $8.53
Class Y ...........................................           $8.82
Capital shares outstanding:
Class A ...........................................         162,134
Class B ...........................................           4,749
Class C ...........................................             795
Class Y ...........................................           3,665
Capital shares authorized...........................        300,000

                     See Notes to Financial Statements.

STATEMENT OF OPERATIONS
NEW CONCEPTS FUND
(In Thousands)
                                        For the fiscal For the fiscal
                                         period ended    year ended
                                           June 30,      March 31,
                                             2001           2001
INVESTMENT LOSS                            ------------ ------------
Income (Note 1B):
Interest and amortization .............     $  4,577      $ 10,640
Dividends .............................          700         2,921
                                           ---------     ---------
  Total income.........................        5,277        13,561
Expenses (Note 2):                          ---------     ---------
Investment management fee .............        3,048        14,646
Transfer agency and dividend disbursing:
  Class A..............................          992         3,777
  Class B..............................           73           243
  Class C..............................           12            40
Service fee:
  Class A..............................          735         3,960
  Class B..............................           24            96
  Class C..............................            4            17
Distribution fee:
  Class A..............................          118           310
  Class B..............................           72           289
  Class C..............................           12            51
Accounting services fee ...............           30           111
Custodian fees ........................           12           125
Audit fees ............................           11            17
Shareholder servicing - Class Y .......           10            30
Legal fees ............................          ---*           19
Other .................................          167           331
                                           ---------     ---------
  Total expenses.......................        5,320        24,062
                                           ---------     ---------
   Net investment loss ................          (43)      (10,501)
REALIZED AND UNREALIZED GAIN (LOSS) ON     ---------     ---------
INVESTMENTS (NOTES 1 AND 3)
Realized net gain (loss) on securities..      (1,968)       35,213
Realized net gain (loss) on foreign currency
transactions ..........................           62            (7)
Realized net gain on written call options       2,336        10,862
                                            ---------     ---------
Realized net gain on investments ......          430        46,068
Unrealized appreciation (depreciation) in   ---------     ---------
value of securities during the period .      150,036      (758,173)
Unrealized appreciation (depreciation) in value of written
call options during the period ........       (3,354)        2,119
  Unrealized appreciation (depreciation) in ---------    ---------
  value of investments during the period     146,682      (756,054)
                                           ---------     ---------
  Net gain (loss) on investments.......      147,112      (709,986)
   Net increase (decrease) in net assets   ---------     ---------
    resulting from operations .........     $147,069     $(720,487)
                                           =========     =========
     *Not shown due to rounding.
                    See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
NEW CONCEPTS FUND
(In Thousands)                          For the     For the fiscal
                                        fiscal        year ended
                                      period ended     March 31,
                                       June 30,     -----------------
                                         2001         2001       2000
INCREASE (DECREASE) IN NET ASSETS      ---------     ------     ------
Operations:
  Net investment loss.............         $(43)   $ (10,501)   $  (9,423)
  Realized net gain on investments          430       46,068      282,434
  Unrealized appreciation
    (depreciation) ................     146,682     (756,054)     530,512
                                      ----------   ----------   ----------
   Net increase (decrease) in net assets
     resulting from operations....      147,069     (720,487)     803,523
                                      ----------   ----------   ----------
Distributions to shareholders (Note 1D):*
  From net investment income:
   Class A .......................        ---          ---          ---
   Class B .......................        ---          ---          ---
   Class C .......................        ---          ---          ---
   Class Y .......................        ---          ---          ---
  From realized gains on securities
   transactions:
   Class A .......................        ---     (222,851)    (149,021)
   Class B .......................        ---       (5,702)        (616)
   Class C .......................        ---         (950)         (89)
   Class Y .......................        ---       (2,271)      (1,793)
  In excess of realized capital gains:
   Class A .......................        ---      (98,075)         ---
   Class B .......................        ---       (2,507)         ---
   Class C .......................        ---         (406)         ---
   Class Y .......................        ---       (1,011)         ---
                                   ----------   ----------   ----------
                                          ---     (333,773)    (151,519)
                                   ----------   ----------   ----------
Capital share transactions
   (Note 5)........................     4,920      357,197      403,326
                                   ----------   ----------   ----------
   Total increase (decrease) .....    151,989     (697,063)  1,055,330
NET ASSETS
Beginning of period ............ .  1,342,251    2,039,314      983,984
                                   ----------   ----------   ----------
End of period .................... $1,494,240   $1,342,251   $2,039,314
                                   ==========   ==========   ==========
  Undistributed net investment
   loss ..........................       $(43)         $(7)        $---
                                        =====         ====         ====

                *See "Financial Highlights" on pages   - .

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
NEW CONCEPTS FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                      For the
                      fiscal
                      period    For the fiscal year ended March 31,
                       ended     -----------------------------------
                      6-30-01     2001    2000     1999   1998   1997
Net asset value,     ---------   ------ ------   ------ ------ ------
beginning of
period ............  $ 7.85   $15.07 $ 9.52    $9.24   $6.80    $7.73
                      ------   ------ ------    -----   -----    -----
Income (loss) from investment
operations:
Net investment
  income (loss)....    0.00    (0.06) (0.09)   (0.00)   0.01    0.03
Net realized and
  unrealized gain
   (loss) on
  investments......    0.88    (4.74)  6.96     1.54    3.29    (0.64)
                      ------   ------ ------    -----   -----    -----
Total from investment
operations ........    0.88    (4.80)  6.87     1.54    3.30    (0.61)
                      ------   ------ ------    -----   -----    -----
Less distributions:
From net investment
  income...........   (0.00)   (0.00) (0.00)   (0.01)  (0.01)   (0.03)
From capital gains    (0.00)   (1.68) (1.32)   (1.25)  (0.85)   (0.29)
In excess of capital
  gains............   (0.00)   (0.74) (0.00)   (0.00)  (0.00)   (0.00)
                      ------   ------ ------    -----   -----    -----
Total distributions.  (0.00)   (2.42) (1.32)   (1.26)  (0.86)   (0.32)
Net asset value,      ------   ------ ------    -----   -----    -----
end of period .....   $8.73   $ 7.85 $15.07    $9.52   $9.24    $6.80
                     ======   ====== ======    =====   =====    =====
Total return**......  11.21% -35.27% 74.61%    17.83%  51.44%   -8.38%
Net assets, end
of period (in
millions) .........  $1,415   $1,275 $1,984     $972    $779     $501
Ratio of expenses
to average net
assets ............    1.44%***1.36%  1.32%     1.29%   1.25%    1.27%
Ratio of net investment
income (loss) to average
net assets ........   0.02%***-0.58% -0.66%    -0.04%   0.06%    0.39%
Portfolio turnover
rate ..............   16.34%   89.35% 127.31%   48.95% 38.51%   38.82%

 *Per-share amounts have been adjusted retroactively to reflect the 100%
  stock dividend effected June 26, 1998.
**Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.
                     See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
NEW CONCEPTS FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                         For the
                     For the            For the           period
                      fiscal             fiscal           from
                      period              year           10-4-99*
                       ended             ended           through
                      6-30-01           3-31-01          3-31-00
                      -------           -------           -------
Net asset value,
beginning of period    $ 7.69            $14.98            $10.69
                        ------            ------            -----
Income (loss) from investment
operations:
Net investment
  income (loss)....     (0.02)            (0.16)             0.01
Net realized and
  unrealized gain (loss)
  on investments...      0.85             (4.71)             5.60
                        ------            ------             -----
Total from investment
operations ........      0.83             (4.87)             5.61
                       ------            ------             -----
Less distributions:
From net investment
  income...........     (0.00)            (0.00)            (0.00)
From capital gains      (0.00)            (1.68)            (1.32)
In excess of capital
  gains............     (0.00)            (0.74)            (0.00)
                       ------            ------             -----
Total distributions     (0.00)            (2.42)            (1.32)
                       ------            ------             -----
Net asset value,
end of period .....     $8.52            $ 7.69            $14.98
                       ======            ======            ======
Total return........    10.79%           -35.99%            54.60%
Net assets, end of
period (in
millions) .........       $40               $35               $28
Ratio of expenses to
average net assets       2.67%**           2.51%             2.40%**
Ratio of net investment
loss to average
net assets ........     -1.21%**          -1.71%            -1.73%**
Portfolio turnover
rate ..............     16.34%            89.35%           127.31%**
*Commencement of operations.
**Annualized.
                     See Notes to Financial Statements.
FINANCIAL HIGHLIGHTS
NEW CONCEPTS FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                           For the
                         For the           For the          period
                          fiscal            fiscal            from
                          period              year         10-4-99*
                           ended             ended          through
                         6-30-01           3-31-01          3-31-00
                         -------          -------           -------
Net asset value,
beginning of period       $ 7.70            $14.99            $10.69
                          ------            ------             -----
Income (loss) from investment
operations:
Net investment
  income (loss)....
                           (0.02)            (0.16)             0.02
Net realized and
  unrealized gain (loss)
  on investments...         0.85             (4.71)             5.60
                          ------            ------             -----
Total from investment
operations ........         0.83             (4.87)             5.62
                          ------            ------             -----
Less distributions:
From net investment
  income...........        (0.00)            (0.00)            (0.00)
From capital gains         (0.00)            (1.68)            (1.32)
In excess of capital
  gains............        (0.00)            (0.74)            (0.00)
                           ------            ------             -----
Total distributions        (0.00)            (2.42)            (1.32)
                          ------            ------             -----
Net asset value,
end of period .....        $8.53            $ 7.70            $14.99
                          ======            ======            ======
Total return........       10.78%           -35.96%            54.71%
Net assets, end of
period (in
millions) .........          $7                $6                $5
Ratio of expenses to
average net assets          2.66%**          2.47%             2.30%**
Ratio of net investment
loss to average
net assets ........        -1.20%**          -1.67%            -1.62%**
Portfolio turnover
rate ..............        16.34%            89.35%           127.31%**
*Commencement of operations.
**Annualized.
                     See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
NEW CONCEPTS FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                     For the
               fiscal period          For the fiscal year ended March 31,
                       ended     -------------------------------------------
                     6-30-01      2001     2000      1999     1998      1997
                    ---------    ------   ------    ------   ------    ------
Net asset value,
beginning of period   $ 7.93    $15.14   $ 9.53     $9.25    $6.80     $7.74
                      ------    ------   ------     -----    -----     -----
Income (loss) from investment
operations:
Net investment
  income (loss)....     0.00     (0.03)   (0.05)     0.03     0.03      0.05
Net realized and
  unrealized gain (loss)
  on investments...     0.89     (4.76)    6.98      1.54     3.30     (0.65)
                       ------    ------  ------     -----    -----     -----
Total from investment
operations ........     0.89     (4.79)    6.93      1.57     3.33     (0.60)
                       ------    ------  ------     -----    -----     -----
Less distributions:
From net investment
  income...........    (0.00)    (0.00)   (0.00)    (0.04)   (0.03)    (0.05)
From capital gains     (0.00)    (1.68)   (1.32)    (1.25)   (0.85)    (0.29)
In excess of capital
  gains............    (0.00)    (0.74)   (0.00)    (0.00)   (0.00)    (0.00)
                       ------    ------   ------    -----    -----    -----
Total distributions.   (0.00)    (2.42)   (1.32)    (1.29)   (0.88)    (0.34)
                      ------    ------    ------    -----    -----     -----
Net asset value,
end of period .....    $8.82     $7.93   $15.14     $9.53    $9.25     $6.80
                      ======    ======    ======    =====     =====    =====
Total return........   11.22%   -35.01%   75.17%    18.29%   51.83%    -8.12%
Net assets, end of
period (in
millions) .........     $32        $26      $22      $12      $11       $8
Ratio of expenses
to average net
assets ............    1.07%**   1.03%     1.02%     0.95%   0.96%     0.97%
Ratio of net
investment income
(loss) to average
net assets ........    0.39%**  -0.21%    -0.36%     0.29%   0.35%    0.69%
Portfolio
turnover rate .....   16.34%    89.35%   127.31%    48.95%  38.51%    38.82%

*Per-share amounts have been adjusted retroactively to reflect the 100%
 stock dividend effected June 26, 1998.
**Annualized.
                    See Notes to Financial Statements.
NOTES TO FINANCIAL STATEMENTS
June 30, 2001

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors New Concepts Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth.
Effective for the fiscal period ended June 30, 2001, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to June 30 from March 31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of
America.

A.  Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service.
    Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-
     counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B.  Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-
     dividend date. Interest income is recorded on the accrual basis. See
    Note 3 -- Investment Security Transactions.

C.  Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D.  Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the
    Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.
    Accordingly, provision has not been made for Federal income taxes. See
    Note 4 -- Federal Income Tax Matters.

E.  Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the
    United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2001, $6,111 was reclassified between accumulated undistributed net investment income and distribution in excess of net realized loss on investment transactions. Net investment income, net realized gains and net assets were not affected by this change.

F.  Options -- See Note 6 - Options.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments to Affiliated Persons

The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. The Fund accrues and pays the fee daily.

Pursuant to assignment of the Investment Management Agreement between the
Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management
Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

The Fund has an Accounting Services Agreement with Waddell & Reed Services
Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement,
WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                           Accounting Services Fee
                 Average
              Net Asset Level           Annual Fee
         (all dollars in millions) Rate for Each Level
         ------------------------- -------------------
          From $    0 to $   10          $      0
          From $   10 to $   25          $ 11,000
          From $   25 to $   50          $ 22,000
          From $   50 to $  100          $ 33,000
          From $  100 to $  200          $ 44,000
          From $  200 to $  350          $ 55,000
          From $  350 to $  550          $ 66,000
          From $  550 to $  750          $ 77,000
          From $  750 to $1,000          $ 93,500
               $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays
WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of
$1.3375 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays
WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of
$945,291. During the period ended June 30, 2001, W&R received $15,768 and
$287 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $613,525 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the
Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the
Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to
Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and
Class C shares, respectively, the Fund may pay W&R a service fee of up to
0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The
Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $10,746, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than U.S. Government and short-
term securities, aggregated $170,037,767, while proceeds from maturities and sales aggregated $252,522,959. Purchases of options aggregated
$2,005,270, while proceeds from options aggregated $2,730,779. Purchases of short-term securities aggregated $2,668,902,150, while proceeds from maturities and sales aggregated $2,549,532,553. No U.S. Government securities were bought or sold during the period ended June 30, 2001.

For Federal income tax purposes, cost of investments owned at June 30, 2001 was $1,281,361,562, resulting in net unrealized appreciation of
$224,490,192, of which $288,070,398 related to appreciated securities and
$63,580,206 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital losses of
$99,669,069 during the fiscal period ended June 30, 2001, which included the effect of certain losses recognized from the prior year (see discussion below). These losses are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized at June 30, 2009. Remaining capital gain net income from the fiscal year ended March 31, 2001 will be distributed to the Fund's shareholders.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). During the fiscal period ended June 30, 2001, the Fund recognized post-October losses of $99,975,099 that had been deferred from the fiscal year ended March 31, 2001.

 NOTE 5 -- Multiclass Operations

The Fund is authorized to offer four classes of shares, Class A, Class B,
Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the
Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

                                For the
                                 fiscal            For the fiscal
                                 period          year ended March 31,
                                  ended       --------------------------
                                6-30-01            2001            2000
                               ------------    ------------ ------------
Shares issued from sale of shares:
Class A .............            21,206          112,862         76,177
Class B .............               415            2,410          1,843
Class C .............                81              444            367
Class Y .............            12,189           10,754            475
Shares issued from reinvestment
of capital gains distribution:
Class A .............               ---           31,343         11,409
Class B .............               ---              833             48
Class C .............               ---              137              7
Class Y .............               ---              327            139
Shares redeemed:
Class A .............           (21,458)        (113,452)       (57,998)
Class B .............              (170)            (609)           (22)
Class C .............               (45)            (186)           (10)
Class Y .............           (11,874)          (9,202)          (411)
                                 ------           ------         ------
Increase in outstanding
capital shares ......               344           35,661         32,024
                                 ======           ======         ======
Value issued from sale of shares:
Class A .............          $180,226       $1,284,276     $1,022,613
Class B .............             3,429           28,555         26,532
Class C .............               686            5,254          5,432
Class Y .............           105,359          105,200          5,962
Value issued from reinvestment
of capital gains distributions:
Class A .............               ---          312,494        146,603
Class B .............               ---            8,162            616
Class C .............               ---            1,346             89
Class Y .............               ---            3,282          1,793
Value redeemed:
Class A .............          (182,338)      (1,290,357)      (800,566)
Class B .............            (1,385)          (6,527)          (330)
Class C .............              (374)          (2,116)          (165)
Class Y .............          (100,683)         (92,372)        (5,253)
                               --------       ----------     ----------
Increase in outstanding
capital .............            $4,920       $  357,197     $  403,326
                               ========       ==========     ==========

NOTE 6 -- Options

Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the
Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a put written is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium.

Transactions in call options written were as follows:

                              Number of       Premium
                              Contracts       Received
                              ---------     ----------
    Outstanding at
       March 31, 2001            14,174    $ 4,870,338
    Options written              11,038      2,730,779
    Options terminated
      in closing purchase
      transactions               (9,827)    (3,752,560)
    Options exercised            (7,158)    (2,409,390)
    Options expired              (2,811)      (588,884)
                              ---------    -----------
    Outstanding at
      June 30, 2001               5,416     $  850,283
                              =========    ===========
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors New Concepts Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors New
Concepts Fund, Inc. (the "Fund") as of June 30, 2001, and the related statements of operations for the fiscal period from April 1, 2001 through
June 30, 2001 and the fiscal year ended March 31, 2001, the statements of changes in net assets for the fiscal period from April 1, 2001 through June
30, 2001 and each of the two fiscal years in the period ended March 31,
2001, and the financial highlights for the fiscal period from April 1, 2001 through June 30, 2001 and for each of the five fiscal years in the period ended March 31, 2001. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors New Concepts Fund, Inc. as of June 30, 2001, the
results of its operations for the fiscal period from April 1, 2001 through
June 30, 2001 and the fiscal year ended March 31, 2001, the changes in its net assets for the fiscal period from April 1, 2001 through June 30, 2001 and each of the two fiscal years in the period ended March 31, 2001, and the financial highlights for the fiscal period from April 1, 2001 through
June 30, 2001 and for each of the five fiscal years in the period ended
March 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
------------------------
Deloitte & Touche LLP
Kansas City, Missouri
August 3, 2001

                          REGISTRATION STATEMENT

                                  PART C

                             OTHER INFORMATION

    23.  Exhibits: Waddell & Reed Advisors New Concepts Fund, Inc.

         (a)  Articles of Incorporation, as amended, filed by EDGAR on
              June 29, 1998 as EX-99.B1-charter to Post-Effective
              Amendment No. 21 to the Registration Statement on Form N-1A*

              Articles Supplementary, filed by EDGAR on May 19, 1995 as
              EX-99.B1-ncartsup to Post-Effective Amendment No. 18 to the
              Registration Statement on Form N-1A*

              Articles Supplementary filed by EDGAR on June 28, 2000 as
              EX-99.B(a)ncartsup to Post-Effective Amendment No. 26 to the
              Registration Statement on Form N-1A*

              Articles of Amendment dated November 15, 2000, filed by
              EDGAR on July 18, 2001 as EX-99.B(a)ncartamend to 1940 Act
              Amendment No. 26 to the Registration Statement on Form N-1A*

         (b)  Bylaws, as amended, filed by EDGAR on June 27, 1996 as EX-
              99.B2-ncbylaw to Post-Effective Amendment No. 19 to the
              Registration Statement on Form N-1A*

              Amendment to Bylaws filed by EDGAR on April 30, 1999 as EX-
               99.B(b)ncbylaw2 to Post-Effective Amendment No. 22 to the
              Registration Statement on Form N-1A*

              Amendment to Bylaws, dated May 17, 2000, filed by EDGAR on
              April 25, 2001 as EX-99.B(b)ncbylaw to Post Effective
              Amendment No. 27 to the Registration Statement on Form N-1A*

         (c)  Not applicable

         (d)  Investment Management Agreement filed by EDGAR on May 19,
              1995 EX-99.B5-ncima to Post-Effective Amendment No. 18 to
              the Registration Statement on Form N-1A*

              Assignment of the Investment Management filed by EDGAR on
              May 19, 1995 as EX-99.B5-ncassign to Post-Effective
              Amendment No. 18 to the Registration Statement on Form N-1A*

              Fee Schedule (Exhibit A) to the Investment Management
              Agreement, as amended, filed by EDGAR on July 2, 1999 as EX-
              99.B(d)ncimafee to Post-Effective Amendment No. 25 to the
              Registration Statement on Form N-1A*

         (e)  Underwriting Agreement, filed by EDGAR on May 19, 1995 as
              EX-99.B6-ncua to Post-Effective Amendment No. 18 to the
              Registration Statement on Form N-1A*

         (f)  Not applicable

         (g)  Custodian Agreement, as amended, filed by EDGAR on June 28,
              2000 as EX-99.B(g)ncca to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A*

              Amendment to Custodian Agreement, dated July 1, 2001, filed by EDGAR on July 18, 2001 as EX-99.B(g)nccaamend to 1940 Act
              Amendment No. 26 to the Registration Statement on Form N-1A*

              Delegation Agreement, dated July 1, 2001, filed by EDGAR on
              July 18, 2001 as EX-99B(g)nccadel to 1940 Act Amendment No.
              26 to the Registration Statement on Form N-1A*

         (h)  Shareholder Servicing Agreement, as amended August 22, 2001, attached hereto as EX-99.B(h)ncssa

              Class Y Letter of Understanding, filed by EDGAR on June 27,
              1996, as EX-99.B9-nclou to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A*

              Accounting Services Agreement filed by EDGAR on May 19, 1995 as EX-99.B9-ncasa to Post-Effective Amendment No. 18 to the
              Registration Statement on Form N-1A*

              Amendment to Accounting Services Agreement, dated September
              1, 2000, filed April 25, 2001 as EX-99.B(h)ncasaamend to
              Post Effective Amendment No. 27 to the Registration
              Statement on Form N-1A*

              Service Agreement filed by EDGAR on July 30, 1993 as Exhibit
              (b)(15) to Post-Effective Amendment No. 16 to the
              Registration Statement on Form N-1A*

              Amendment to Service Agreement, filed by EDGAR on May 19,
              1995 EX-99.B9-ncsaa1 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A*

              Amendment to Service Agreement, filed by EDGAR on May 19,
              1995 as EX-99.B9-ncsaa2 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A*

         (i)  Opinion and Consent of Counsel attached hereto as EX-
              99.B(i)nclegopn

          (j)  Consent of Deloitte & Touche LLP, Independent Accountants,
              attached hereto as EX-99.B(j)ncconsnt

         (k)  Not applicable

         (l)  Confirmation of Agreement with initial shareholder, Waddell
              & Reed, Inc., filed December 9, 1983 as Exhibit b(13) to
              Post-Effective Amendment No. 2 to Registration Statement on
              Form N-1A*

         (m)  Service Plan, as restated, filed by EDGAR on May 19, 1995 as
              EX-99.B15-ncspca to Post-Effective Amendment No. 18 to the
              Registration Statement on Form N-1A*

              Distribution and Service Plan for Class A shares filed by
              EDGAR on June 29, 1998 as EX-99.B15-ncdsp to Post-Effective
              Amendment No. 21 to the Registration Statement on Form N-1A*

              Distribution and Service Plan for Class B shares filed July
              2, 1999 as EX-99.B(m)ncdspb to Post-Effective Amendment No.
              25 to the Registration Statement on Form N-1A*

              Distribution and Service Plan for Class C shares filed July
              2, 1999 as EX-99.B(m)ncdspc to Post-Effective Amendment No.
              25 to the Registration Statement on Form N-1A*

         (n)  Not applicable

         (o)  Multiple Class Plan, as amended August 22, 2001, attached hereto as EX-99.B(o)ncmcp

         (p)  Code of Ethics, as amended November 15, 2000, filed by EDGAR
              April 25, 2001 as EX-99.B(p)nccode to Post-Effective
              Amendment No. 27 to the Registration Statement on Form N-1A*

24. Persons Controlled by or under common control with Registrant
    -------------------------------------------------------------

    None

25. Indemnification
    ---------------

    Reference is made to Section (7) of Article SEVENTH of the Articles of
    Incorporation of Registrant, as amended, filed by EDGAR on June 29,
    1998 as EX-99.B1-charter to Post-Effective Amendment No. 21 to the
    Registration Statement on Form N-1A*; to Article VIII of the Bylaws,
    as amended, filed April 25, 2001 as EX-99.B(b)ncbylaw to Post-
    Effective Amendment No. 27 to the Registration Statement on Form N-
    1A*; and to Article IV of the Underwriting Agreement, filed May 19,
    1995 as EX-99.B6-ncua to Post-Effective Amendment No. 18 to the
    Registration Statement on Form N-1A*; each of which provide indemnification. Also refer to Section 2-418 of the Maryland General
    Corporation Law regarding indemnification of directors, officers and employees and agents.

    Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No.
    11330 (September 4, 1980) and successor releases.

    Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the
    Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable.
    In the event that a claim for indemnification against such liabilities
    (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

26. Business and Other Connections of Investment Manager
    ----------------------------------------------------

    Waddell & Reed Investment Management Company (WRIMCO) is the
    investment manager of the Registrant. Under the terms of an Investment
    Management Agreement between WRIMCO and the Registrant, WRIMCO is to provide investment management services to the Registrant. WRIMCO is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-
    Effective Amendment and to other investment advisory clients.

    Each director and executive officer of WRIMCO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas  66202-
    4200.

    As to each director and officer of WRIMCO, reference is made to the
    Prospectus and SAI of this Registrant.

27. Principal Underwriter
    ---------------------

    (a)  Waddell & Reed, Inc. is the principal underwriter to the
         Registrant. It is also the principal underwriter to the following investment companies:

         Waddell & Reed Advisors Asset Strategy Fund, Inc.
         Waddell & Reed Advisors Cash Management, Inc.
         Waddell & Reed Advisors Continental Income Fund, Inc.
         Waddell & Reed Advisors Funds, Inc.
         Waddell & Reed Advisors Global Bond Fund, Inc.
         Waddell & Reed Advisors Government Securities Fund, Inc.
         Waddell & Reed Advisors High Income Fund, Inc.
         Waddell & Reed Advisors International Growth Fund, Inc.
         Waddell & Reed Advisors Municipal Bond Fund, Inc.
         Waddell & Reed Advisors Municipal High Income Fund, Inc.
         Waddell & Reed Advisors Municipal Money Market Fund, Inc.
         Waddell & Reed Advisors Retirement Shares, Inc.
         Waddell & Reed Advisors Small Cap Fund, Inc.
         Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
         Waddell & Reed Advisors Value Fund, Inc.
         Waddell & Reed Advisors Vanguard Fund, Inc.
         W&R Funds, Inc.
         W&R Target Funds, Inc.
         Waddell & Reed InvestEd Portfolios, Inc.

    (b)  The information contained in the underwriter's application on
         Form BD as filed on October 1, 2001 SEC No. 8-27030, under the
         Securities Exchange Act of 1934, is herein incorporated by reference.

    (c)  No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28. Location of Accounts and Records
    --------------------------------

    The accounts, books and other documents required to be maintained by
    Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Theodore
    W. Howard and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee
    Mission, Kansas  66201-9217.

29. Management Services
    -------------------

    There is no service contract other than as discussed in Parts A and B of this Post-Effective Amendment and listed in response to Items
    23.(h) and 23.(m) hereof.

30. Undertakings
    ------------

     Not applicable

---------------------------------
*Incorporated herein by reference

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, WADDELL
& REED ADVISORS ASSET STRATEGY FUND, INC., WADDELL & REED ADVISORS CASH
MANAGEMENT, INC., WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.,
WADDELL & REED ADVISORS FUNDS, INC., WADDELL & REED ADVISORS GLOBAL BOND
FUND, INC., WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND, INC.,
WADDELL & REED ADVISORS HIGH INCOME FUND, INC., WADDELL & REED ADVISORS
INTERNATIONAL GROWTH FUND, INC., WADDELL & REED ADVISORS MUNICIPAL BOND
FUND, INC., WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.,
WADDELL & REED ADVISORS MUNICIPAL MONEY MARKET FUND, INC., WADDELL & REED
ADVISORS NEW CONCEPTS FUND, INC., WADDELL & REED ADVISORS RETIREMENT
SHARES, INC., WADDELL & REED ADVISORS SMALL CAP FUND, INC., WADDELL & REED
ADVISORS TAX-MANAGED EQUITY FUND, INC., WADDELL & REED ADVISORS VALUE FUND,
INC., WADDELL & REED ADVISORS VANGUARD FUND, INC., W&R TARGET FUNDS, INC.,
W&R FUNDS, INC. AND WADDELL & REED INVESTED PORTFOLIOS, INC. (each hereinafter called the Corporation), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT
L. HECHLER, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940,
as amended, and any rules, regulations, orders or other requirements of the
United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the
Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any
Registration Statement and to any amendment or supplement to the
Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940,
as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  May 16, 2001                    /s/Robert L. Hechler
                                       --------------------------
                                       Robert L. Hechler, President

/s/Keith A. Tucker          Chairman of the Board       May 16, 2001
-------------------                                     -----------------
Keith A. Tucker

/s/Robert L. Hechler        President, Principal        May 16, 2001
--------------------        Financial Officer and       -----------------
Robert L. Hechler           Director

/s/Henry J. Herrmann        Vice President and          May 16, 2001
--------------------        Director                    -----------------
Henry J. Herrmann

/s/Theodore W. Howard       Vice President, Treasurer   May 16, 2001
--------------------        and Principal Accounting    -----------------
Theodore W. Howard          Officer

/s/James M. Concannon       Director                    May 16, 2001
--------------------                                    -----------------
James M. Concannon

/s/John A. Dillingham       Director                    May 16, 2001
--------------------                                    -----------------
John A. Dillingham

/s/David P. Gardner         Director                    May 16, 2001
-------------------                                     -----------------
David P. Gardner

/s/Linda K. Graves          Director                    May 16, 2001
--------------------                                    -----------------
Linda K. Graves

/s/Joseph Harroz, Jr.       Director                    May 16, 2001
--------------------                                    -----------------
Joseph Harroz, Jr.

/s/John F. Hayes            Director                    May 16, 2001
--------------------                                    -----------------
John F. Hayes

/s/Glendon E. Johnson       Director                    May 16, 2001
--------------------                                    -----------------
Glendon E. Johnson

/s/William T. Morgan        Director                    May 16, 2001
--------------------                                    -----------------
William T. Morgan

/s/Frank J. Ross, Jr.       Director                    May 16, 2001
--------------------                                    -----------------
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz      Director                    May 16, 2001
--------------------                                    -----------------
Eleanor B. Schwartz

/s/Frederick Vogel III      Director                    May 16, 2001
--------------------                                    -----------------
Frederick Vogel III

Attest:

/s/Kristen A. Richards
--------------------------------
Kristen A. Richards
Secretary

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and/or the
Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and the Registrant
has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 25th day of October, 2001.

             WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC.

                               (Registrant)

                         By /s/ Robert L. Hechler*
                        ------------------------
                      Robert L. Hechler, President

     Pursuant to the requirements of the Securities Act of 1933, and/or the
Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

     Signatures          Title
    ----------          -----

/s/Keith A. Tucker*      Chairman of the Board         October 25, 2001
----------------------                                 ----------------
Keith A. Tucker

/s/Robert L. Hechler*    President, Principal          October 25, 2001
----------------------   Financial Officer and         ----------------
Robert L. Hechler        Director

/s/Henry J. Herrmann*    Vice President and            October 25, 2001
----------------------   Director                      ----------------
Henry J. Herrmann

/s/Theodore W. Howard*   Vice President, Treasurer     October 25, 2001
----------------------   and Principal Accounting      ----------------
Theodore W. Howard       Officer

/s/James M. Concannon*   Director                      October 25, 2001
------------------                                     ----------------
James M. Concannon

/s/John A. Dillingham*   Director                      October 25, 2001
------------------                                     ----------------
John A. Dillingham

/s/David P. Gardner*     Director                      October 25, 2001
------------------                                     ----------------
David P. Gardner

/s/Linda K. Graves*      Director                      October 25, 2001
------------------                                     ----------------
Linda K. Graves

/s/Joseph Harroz, Jr.*   Director                      October 25, 2001
------------------                                     ----------------
Joseph Harroz, Jr.

/s/John F. Hayes*        Director                      October 25, 2001
-------------------                                    ----------------
John F. Hayes

/s/Glendon E. Johnson*   Director                      October 25, 2001
-------------------                                    ----------------
Glendon E. Johnson

/s/William T. Morgan*    Director                      October 25, 2001
-------------------                                    ----------------
William T. Morgan

/s/Frank J. Ross, Jr.*   Director                      October 25, 2001
------------------                                     ----------------
Frank J. Ross, Jr.

/s/Eleanor B Schwartz*   Director                      October 25, 2001
-------------------                                    ----------------
Eleanor B. Schwartz

/s/Frederick Vogel III*  Director                      October 25, 2001
-------------------                                    ----------------
Frederick Vogel III

*By:/s/Kristen A. Richards
-------------------------
   Kristen A. Richards
   Attorney-in-Fact

ATTEST:/s/Daniel C. Schulte
---------------------------
  Daniel C. Schulte
  Assistant Secretary